ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED)
ANNUITY INVESTORS(REGISTERED) VARIABLE ACCOUNT B
PROSPECTUS FOR INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES

                                                         MAY 1, 2000
                                                         as revised May 31, 2000

This prospectus describes individual and group flexible premium deferred annuity contracts (the "Contracts"). Annuity Investors Life Insurance
Company(REGISTERED) (the "Company") is the issuer of the Contracts. The Contracts are available for tax-qualified and non-tax-qualified annuity purchases. All Contracts qualify for tax-deferred treatment during the Accumulation Period. The tax treatment of annuities is discussed in the Federal Tax Matters section of this prospectus.

The Contracts offer both variable and fixed investment options. The variable investment options under the Contracts are Sub-Accounts of Annuity Investors(REGISTERED) Variable Account B (the "Separate Account"). The Contracts currently offer 29 Sub-Accounts. Each Sub-Account is invested in shares of a registered investment company or a portfolio thereof (each, a "Portfolio"). The Portfolios are listed below.


      Janus Aspen Series (6 Portfolios)                               Deutsche Asset Management VIT Funds (3 Portfolios)
         -Aggressive Growth Portfolio                                     -Deutsche VIT EAFE(REGISTERED) Equity Index Fund
         -Worldwide Growth Portfolio                                      -Deutsche VIT Equity 500 Index Fund
         -Balanced Portfolio                                              -Deutsche VIT Small Cap Index Fund
         -Growth Portfolio
         -International Growth Portfolio                              INVESCO Variable Investment Funds, Inc. (3 Portfolios)
         -Capital Appreciation Portfolio                                  -INVESCO VIF-Equity Income Fund
                                                                          -INVESCO VIF-Total Return Fund
                                                                          -INVESCO VIF-High Yield Fund

       Dreyfus Variable Investment Fund (4 Portfolios)                The Universal Institutional Funds, Inc. (5 Portfolios)
         -Appreciation Portfolio                                          Morgan Stanley UIF, Inc -Mid Cap Value Portfolio
         -Money Market Portfolio                                          Morgan Stanley UIF, Inc -Value Portfolio
         -Growth and Income Portfolio                                     Morgan Stanley UIF, Inc -Fixed Income Portfolio
         -Small Cap Portfolio                                             Morgan Stanley UIF, Inc -U.S. Real Estate Portfolio
       The Dreyfus Socially Responsible Growth Fund, Inc.                 Morgan Stanley UIF, Inc -Emerging Markets Equity Portfolio
       Dreyfus Stock Index Fund
                                                                      PBHG Insurance Series Fund, Inc. (3 Portfolios)
       Strong Opportunity Fund II, Inc.                                   -PBHG Growth II Portfolio
       Strong Variable Insurance Funds, Inc. (1 Portfolio)                -PBHG Large Cap Growth Portfolio
         -Strong Mid Cap Growth Fund II                                   -PBHG Technology & Communications Portfolio

                                                                      The Timothy Plan Small-Cap Variable Series

This prospectus includes information you should know before investing in the Contracts. This prospectus is not complete without the current prospectuses for the Portfolios. Please keep this prospectus and the Portfolio prospectuses for future reference.

A statement of additional information, dated May 1, 2000, contains more information about the Separate Account and the Contracts. The Company filed the statement of additional information with the Securities and Exchange Commission. It is part of this prospectus. For a free copy, complete and return the form on the last page of this prospectus, or call the Company at 1-800-789-6771. You may also access the statement of additional information (as well as all other documents filed with the Securities and Exchange Commission with respect to the Contracts, the Separate Account or the Company) at the Securities and Exchange Commission's Web site: http://www.sec.gov. The table of contents for the statement of additional information is printed on the last page of this prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
THESE SECURITIES MAY BE SOLD BY A BANK OR CREDIT UNION, BUT ARE NOT FINANCIAL INSTITUTION PRODUCTS.

   o  THE CONTRACTS ARE NOT FDIC OR NCUSIF INSURED
   o THE CONTRACTS ARE OBLIGATIONS OF THE COMPANY AND NOT OF THE BANK OR CREDIT UNION
   o THE BANK OR CREDIT UNION DOES NOT GUARANTEE THE COMPANY'S OBLIGATIONS UNDER THE CONTRACTS
   o  THE CONTRACTS INVOLVE INVESTMENT RISK AND MAY LOSE VALUE
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
                                                                           PAGE
                                                                           ----

DEFINITIONS....................................................................4

OVERVIEW.......................................................................5
  WHAT IS THE SEPARATE ACCOUNT?................................................5
  WHAT ARE THE CONTRACTS?......................................................5
  HOW DO I PURCHASE OR CANCEL A CONTRACT?......................................5
  WILL ANY PENALTIES OR CHARGES APPLY IF I SURRENDER A CONTRACT?...............5
  WHAT OTHER CHARGES AND DEDUCTIONS APPLY TO THE CONTRACT?.....................5
  HOW DO I CONTACT THE COMPANY?................................................5

FEE TABLE......................................................................6
  OWNER TRANSACTION EXPENSES...................................................6
  SEPARATE ACCOUNT ANNUAL EXPENSES.............................................6
  PORTFOLIO ANNUAL EXPENSES (AFTER EXPENSE REIMBURSEMENT) FOR YEAR ENDED
  12/31/991....................................................................6
  EXAMPLES.....................................................................8

CONDENSED FINANCIAL INFORMATION...............................................11
  FINANCIAL STATEMENTS........................................................12
  PERFORMANCE INFORMATION.....................................................13
    Yield Data................................................................13
    Total Return Data.........................................................13
    Other Performance Measures................................................13

THE PORTFOLIOS................................................................14
  JANUS ASPEN SERIES..........................................................14
  DREYFUS PORTFOLIOS..........................................................15
  STRONG PORTFOLIOS...........................................................16
  DEUTSCHE ASSET MANAGEMENT VIT FUNDS.........................................16
  INVESCO VARIABLE INVESTMENT FUNDS, INC......................................17
  PBHG INSURANCE SERIES FUND, INC.............................................17
  THE UNIVERSAL INSTITUTIONAL FUNDS, INC......................................18
  THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES..................................18
  ADDITIONS, DELETIONS, OR SUBSTITUTIONS......................................19
  VOTING RIGHTS...............................................................19

ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED)..........................20

THE SEPARATE ACCOUNT..........................................................20

AAG SECURITIES, INC...........................................................20

CHARGES AND DEDUCTIONS........................................................22
  CHARGES AND DEDUCTIONS BY THE COMPANY.......................................22
    Contract Maintenance Fee..................................................22
    Transfer Fee..............................................................23
    Administration Charge.....................................................23
    Mortality and Expense Risk Charge.........................................24
    Premium Taxes.............................................................24
    Discretionary Waivers of Charges..........................................24

  EXPENSES OF THE PORTFOLIOS..................................................24

THE CONTRACTS.................................................................25

  RIGHT TO CANCEL.............................................................25

  PERSONS WITH RIGHTS UNDER A CONTRACT........................................25

ACCUMULATION PERIOD...........................................................26

  ACCOUNT STATEMENTS..........................................................26

  ACCOUNT VALUE...............................................................26

  PURCHASE PAYMENTS...........................................................27

  INVESTMENT OPTIONS--ALLOCATIONS.............................................27

  TRANSFERS...................................................................28

  SURRENDERS..................................................................30

  CONTRACT LOANS..............................................................31

  TERMINATION.................................................................31

BENEFIT PAYMENT PERIOD........................................................32

  ANNUITY BENEFIT.............................................................32

  DEATH BENEFIT...............................................................32

  SETTLEMENT OPTIONS..........................................................32
    Form of Settlement Option.................................................33
    Calculation of Fixed Dollar Benefit Payments..............................33
    Calculation of Variable Dollar Benefit Payments...........................34

FEDERAL TAX MATTERS...........................................................35

  TAX DEFERRAL ON ANNUITIES...................................................35
  TAX-QUALIFIED PLANS.........................................................36
    Individual Retirement Annuities...........................................36
    Roth IRAs.................................................................36
    Tax-Sheltered Annuities...................................................36
    Texas Optional Retirement Program.........................................36
    Pension and Profit Sharing Plans..........................................36
    Governmental Deferred Compensation Plans..................................36

  NONQUALIFIED DEFERRED COMPENSATION PLANS....................................36

  SUMMARY OF INCOME TAX RULES.................................................37

GLOSSARY OF FINANCIAL TERMS...................................................38

THE REGISTRATION STATEMENT....................................................39

OTHER INFORMATION.............................................................39

  LEGAL PROCEEDINGS...........................................................39

STATEMENT OF ADDITIONAL INFORMATION...........................................40

DEFINITIONS
--------------------------------------------------------------------------------



The capitalized terms defined on this page will have the meanings given to them when used in this prospectus. Other terms which may have a specific meaning under the Contracts, but which are not defined on this page, will be explained as they are used in this prospectus.


ACCOUNT VALUE: The value of a Contract during the Accumulation Period. It is equal to the sum of the value of the owner's interest in the Sub-Accounts and the owner's interest in the fixed account options.

ACCUMULATION PERIOD: The period during which purchase payments are invested according to the investment options elected and accumulated on a tax-deferred basis. The Accumulation Period ends when a Contract is annuitized or surrendered in full, or on the Death Benefit Valuation Date.

ACCUMULATION UNIT: A share of a Sub-Account that an owner purchases during the Accumulation Period.

ACCUMULATION UNIT VALUE: The value of an Accumulation Unit at the end of a Valuation Period. See the Glossary of Financial Terms on page 37 of this prospectus for an explanation of how Accumulation Unit Values are calculated.

BENEFIT PAYMENT PERIOD: The period during which either annuity benefit or death benefit payments are paid under a settlement option. The Benefit Payment Period begins on the first day of the first payment interval in which a benefit payment will be paid.

BENEFIT UNIT: A share of a Sub-Account that is used to determine the amount of each variable dollar benefit payment after the first variable dollar benefit payment during the Benefit Payment Period.

BENEFIT UNIT VALUE: The value of a Benefit Unit at the end of a Valuation Period. See the Glossary of Financial Terms on page 37 of this prospectus for an explanation of how Benefit Unit Values are calculated.

DEATH BENEFIT VALUATION DATE: The date the death benefit is valued. It is the date that the Company receives both proof of the death of the owner and instructions as to how the death benefit will be paid. If instructions are not received within one year of the date of death, the Death Benefit Valuation Date will be one year after the date of death. The Death Benefit Valuation Date may never be later than five years after the date of death.

NET ASSET VALUE: The price computed by or for each Portfolio, no less frequently than each Valuation Period, at which the Portfolio's shares or units are redeemed in accordance with the rules of the Securities and Exchange Commission.

NET INVESTMENT FACTOR: The factor that represents the percentage change in the Accumulation Unit Values and Benefit Unit Values from one Valuation Period to the next. See the Glossary of Financial Terms on page 37 of this prospectus for an explanation of how the Net Investment Factor is calculated.

VALUATION DATE: A day on which Accumulation Unit Values and Benefit Unit Values can be calculated. Each day the New York Stock Exchange is open for business is a Valuation Date.

VALUATION PERIOD: The period starting at the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of trading on the next succeeding Valuation Date.

OVERVIEW
--------------------------------------------------------------------------------

WHAT IS THE SEPARATE ACCOUNT?

The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account is divided into Sub-Accounts, each of which is invested in one of the Portfolios listed on page 1 of this prospectus. If you choose a variable investment option, you are investing in the Sub-Accounts, not directly in the Portfolios.

WHAT ARE THE CONTRACTS?

The Contracts are individual and group deferred annuities, which are insurance products. The Contracts are sold with either a standard or an enhanced fee structure, as described in the Fee Table on page 6 of this prospectus. The Contracts are available in both tax-qualified and non-tax-qualified forms, both of which qualify for tax-deferred investment status. See the Federal Tax Matters section beginning on page 34 of this prospectus for more information about tax qualifications and taxation of annuities in general. During the Accumulation Period, the amounts you contribute can be allocated among any of the 29 variable investment options and five fixed account options. The variable investment options are the Sub-Accounts of the Separate Account, each of which is invested in a Portfolio. The owner bears the risk of any investment gain or loss on amounts allocated to the Sub-Accounts. The fixed account options earn a fixed rate of interest declared by the Company, which will be no less than 3% per year. The Company guarantees amounts invested in the fixed account options and the earnings thereon so long as those amounts remain in the fixed account.

During the Benefit Payment Period, payments can be allocated between variable dollar benefit and fixed dollar benefit options. If a variable dollar benefit is selected, Benefit Units can be allocated to any of the same Sub-Accounts that are available during the Accumulation Period.

HOW DO I PURCHASE OR CANCEL A CONTRACT?

The requirements to purchase a Contract are explained in The Contracts section beginning on page 24 of this prospectus. You may purchase a Contract only through a licensed securities representative. You may cancel a Contract within twenty days after you receive it (the right to cancel may be longer in some States). In many States, you will bear the risk of investment gain or loss on any amounts allocated to the Sub-Accounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described in the Right to Cancel section on page 24 of this prospectus.

WILL ANY  PENALTIES  OR CHARGES  APPLY IF I SURRENDER  A CONTRACT?

There are no charges imposed on partial or full surrenders of the Contracts, except that the annual contract maintenance fee will be deducted at the time of a full surrender. Surrender procedures are described in the Surrenders section beginning on page 29 of this prospectus. A penalty tax may be imposed at the time of a surrender depending on your age and other circumstances of the surrender. Tax consequences of a surrender are described in the Federal Tax Matters section on page 34 of this prospectus. The right to surrender may be restricted under certain tax-qualified plans.

WHAT OTHER CHARGES AND DEDUCTIONS APPLY TO THE CONTRACT?

The Company will charge the fees and charges listed below unless the Company waives the fee or charge as discussed in the Charges and Deductions section beginning on page 21 of this prospectus:

o  a transfer fee for certain transfers between investment options;
o an annual contract maintenance fee, which is assessed only against investments in the Sub-Accounts;
o a mortality and expense risk charge, which is an expense of the Separate Account and charged against all assets in the Sub-Accounts (this charge may never be waived);
o an administration charge, which is an expense of the Separate Account and charged against all assets in the Sub-Accounts; and
o premium taxes in some States (where taxes apply, they may never be waived).

In addition to charges and deductions under the Contracts, the Portfolios incur expenses that are passed through to owners. Portfolio expenses for the fiscal year ending December 31, 1999 are included in the Fee Table on page 6 of this prospectus and are described in the prospectuses and statements of additional information for the Portfolios.

HOW DO I CONTACT THE COMPANY?

Any questions or inquiries should be directed to the Company's Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, (800) 789-6771. Please
include the Contract number and the owner's name.


FEE TABLE

--------------------------------------------------------------------------------
OWNER TRANSACTION EXPENSES

Sales load imposed on purchase  payments or on  surrenders                      NONE
Transfer Fee (applies to transfers in excess of 12 in any contract year)        $25
Annual Contract Maintenance Fee (not assessed against fixed account options)    $40


SEPARATE ACCOUNT ANNUAL EXPENSES
(As a percentage of the average value of the owner's interest in the Sub-Accounts)

                                                                                           ENHANCED CONTRACTS
                                                                                           WITH ADMINISTRATION
                                    STANDARD CONTRACTS         ENHANCED CONTRACTS             CHARGE WAIVED

Mortality and Expense Risk Charge         1.25%                0.95%     0.75%             0.95%     0.75%
Administration Charge                     0.15%                0.15%     0.15%             0.00%     0.00%
                                          -----                -----    -----              -----     -----
Total Separate Account Annual Expenses    1.40%                1.10%     0.90%             0.95%     0.75%


PORTFOLIO  ANNUAL  EXPENSES  (AFTER  EXPENSE  REIMBURSEMENT)  FOR  YEAR  ENDED 12/31/991
(As a percentage of Portfolio average net assets)

SUB-ACCOUNT                                                            MANAGEMENT    OTHER       TOTAL
                                                                          FEES     EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio2                                  0.65       0.02        0.67
Janus A.S.-Worldwide Growth Portfolio2                                   0.65       0.05        0.70
Janus A.S.-Balanced Portfolio2                                           0.65       0.02        0.67
Janus A.S.-Growth Portfolio2                                             0.65       0.02        0.67
Janus A.S.-International Growth Portfolio2                               0.65       0.11        0.76
Janus A.S.-Capital Appreciation Portfolio2                               0.65       0.04        0.69
Dreyfus V.I.F.-Appreciation Portfolio                                    0.75       0.03        0.78
Dreyfus V.I.F.-Money Market Portfolio                                    0.50       0.08        0.58
Dreyfus V.I.F.-Growth and Income Portfolio                               0.75       0.04        0.79
Dreyfus V.I.F.-Small Cap Portfolio                                       0.75       0.03        0.78
The Dreyfus Socially Responsible Growth Fund, Inc.                       0.75       0.04        0.79
Dreyfus Stock Index Fund                                                 0.25       0.01        0.26
Strong Opportunity Fund II, Inc.                                         1.00       0.14        1.14
Strong Variable Insurance Funds, Inc.-Strong Mid Cap Growth Fund II      1.00       0.15        1.15
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                           0.26       0.39        0.65
Deutsche VIT Equity 500 Index Fund                                       0.14       0.16        0.30
Deutsche VIT Small Cap Index Fund                                        0.13       0.32        0.45
INVESCO VIF-Equity Income Fund                                           0.75       0.42        1.17
INVESCO VIF-Total Return Fund                                            0.75       0.42        1.17
INVESCO VIF-High Yield Fund                                              0.60       0.47        1.07
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                         0.43       0.62        1.05
Morgan Stanley UIF, Inc.-Value Portfolio                                 0.18       0.67        0.85
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                          0.14       0.56        0.70
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                      0.00       1.10        1.10
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio               0.42       1.37        1.79
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio                0.85       0.35        1.20
PBHG Insurance Series Fund, Inc.-PBHG Large Cap Growth Portfolio         0.68       0.42        1.10
PBHG Insurance Series Fund, Inc.-PBHG Tech. & Comm. Portfolio            0.85       0.24        1.09
The Timothy Plan Small-Cap Variable Series                               1.00       0.18        1.18

The purpose of the Fee Table is to assist the owner in understanding the various costs and expenses that an owner will bear directly or indirectly. The Fee Table reflects expenses of the Separate Account as well as of the Portfolios. The Separate Account expenses are discussed more fully in the Charges and Deductions section beginning on page 21 of this prospectus. The Portfolio expenses are discussed more fully in the Portfolio prospectuses. Premium taxes may also apply.
-------------------------

1 Data for each Portfolio are for its fiscal year ended December 31, 1999. Actual expenses in future years may be higher or lower. Portfolios may have agreements with their advisors to cap or waive fees, and/or to reduce or waive expenses or to reimburse expenses. The specific terms of such waivers, reductions, reimbursements or fee changes are discussed in the Portfolio prospectuses. Fee and expenses shown below are actual fees and expenses before any applicable fee waivers or reductions or expense reimbursements.


2 Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Janus Aspen Portfolios.


SUB-ACCOUNT                                                            MANAGEMENT    OTHER       TOTAL
                                                                          FEES     EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio2                                  0.65        0.02        0.67
Janus A.S.-Worldwide Growth Portfolio2                                   0.65        0.05        0.70
Janus A.S.-Balanced Portfolio2                                           0.65        0.02        0.67
Janus A.S.-Growth Portfolio2                                             0.65        0.02        0.67
Janus A.S.-International Growth Portfolio2                               0.65        0.11        0.76
Janus A.S.-Capital Appreciation Portfolio2                               0.65        0.04        0.69
Dreyfus V.I.F.-Appreciation Portfolio                                    0.75        0.03        0.78
Dreyfus V.I.F.-Money Market Portfolio                                    0.50        0.08        0.58
Dreyfus V.I.F.-Growth and Income Portfolio                               0.75        0.04        0.79
Dreyfus V.I.F.-Small Cap Portfolio                                       0.75        0.03        0.78
The Dreyfus Socially Responsible Growth Fund, Inc.                       0.75        0.04        0.79
Dreyfus Stock Index Fund                                                 0.25        0.01        0.26
Strong Opportunity Fund II, Inc.                                         1.00        0.14        1.14
Strong Variable Insurance Funds, Inc.-Strong Mid Cap Growth Fund II      1.00        0.17        1.17
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                           0.45        0.69        1.15
Deutsche VIT Equity 500 Index Fund                                       0.20        0.23        0.43
Deutsche VIT Small Cap Index Fund                                        0.35        0.83        1.18
INVESCO VIF-Equity Income Fund                                           0.75        0.44        1.19
INVESCO VIF-Total Return Fund                                            0.75        0.55        1.30
INVESCO VIF-High Yield Fund                                              0.60        0.48        1.08
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                         0.75        0.62        1.37
Morgan Stanley UIF, Inc.-Value Portfolio                                 0.55        0.67        1.22
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                          0.40        0.56        0.96
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                      0.80        1.10        1.90
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio               1.25        1.37        2.62
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio                0.85        0.35        1.20
PBHG Insurance Series Fund, Inc.-PBHG Large Cap Growth Portfolio         0.75        0.42        1.17
PBHG Insurance Series Fund, Inc.-PBHG Tech. & Comm. Portfolio            0.85        0.24        1.09
The Timothy Plan Small-Cap Variable Series                               1.00        1.60        2.60


EXAMPLES                                                                              EXAMPLE (1.40% TOTAL SEPARATE
STANDARD CONTRACTS                                                                         ACCOUNT EXPENSES)

If the owner surrenders his or her Contract at the end of the applicable time period, or if the owner does not surrender his or her Contract, or if it is annuitized, the expenses shown would be charged on a $1,000 investment.

-----------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio                                            $21          $69        $125       $304
Janus A.S.-Worldwide Growth Portfolio                                             $22          $70        $127       $307
Janus A.S.-Balanced Portfolio                                                     $21          $69        $125       $304
Janus A.S.-Growth Portfolio                                                       $21          $69        $125       $304
Janus A.S.-International Growth Portfolio                                         $22          $72        $130       $315
Janus A.S.-Capital Appreciation Portfolio                                         $22          $70        $126       $306
Dreyfus V.I.F.-Appreciation Portfolio                                             $23          $73        $131       $318
Dreyfus V.I.F.-Money Market Portfolio                                             $21          $67        $120       $292
Dreyfus V.I.F.-Growth and Income Portfolio                                        $23          $73        $132       $319
Dreyfus V.I.F.-Small Cap Portfolio                                                $23          $73        $131       $318
The Dreyfus Socially Responsible Growth Fund, Inc.                                $23          $73        $132       $319
Dreyfus Stock Index Fund                                                          $17          $56        $101       $248
Strong Opportunity Fund II, Inc.                                                  $26          $85        $152       $364
Strong Variable  Insurance Funds,  Inc.-Strong Mid Cap Growth Fund II             $26          $85        $152       $365
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                                    $21          $69        $124       $301
Deutsche VIT Equity 500 Index Fund                                                $18          $57        $104       $254
Deutsche VIT Small Cap Index Fund                                                 $19          $62        $112       $274
INVESCO VIF-Equity Income Fund                                                    $27          $86        $154       $370
INVESCO VIF-Total Return Fund                                                     $28          $90        $160       $384
INVESCO VIF-High Yield Fund                                                       $26          $83        $148       $356
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                                  $25          $82        $147       $353
Morgan Stanley UIF, Inc.-Value Portfolio                                          $23          $75        $135       $327
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                                   $22          $70        $127       $307
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                               $26          $83        $149       $359
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio                        $33         $105        $187       $442
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio                         $27          $86        $155       $371
PBHG Insurance Series Fund, Inc.-PBHG Large Cap Growth Portfolio                  $26          $83        $149       $359
PBHG Insurance Series Fund, Inc.-PBHG Tech. & Comm. Portfolio                     $26          $83        $149       $358
The Timothy Plan Small-Cap Variable Series                                        $27          $86        $154       $369



ENHANCED CONTRACTS                                                                     EXAMPLE (1.10% TOTAL SEPARATE ACCOUNT
                                                                                                    EXPENSES)
If the owner  surrenders his or her Contract at the end of the  applicable  time period,  or if the owner does not  surrender  his or her  Contract,  or if it is annuitized, the expenses shown would be charged on a $1,000 investment.
-----------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                      1 YEAR    3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio                                              $18      $60     $108      $264
Janus A.S.-Worldwide Growth Portfolio                                               $19      $61     $110      $268
Janus A.S.-Balanced Portfolio                                                       $18      $60     $108      $264
Janus A.S.-Growth Portfolio                                                         $18      $60     $108      $264
Janus A.S.-International Growth Portfolio                                           $19      $63     $113      $276
Janus A.S.- Capital Appreciation Portfolio                                          $19      $60     $109      $266
Dreyfus V.I.F.-Appreciation Portfolio                                               $20      $63     $114      $278
Dreyfus V.I.F.-Money Market Portfolio                                               $17      $57     $103      $251
Dreyfus V.I.F.-Growth and Income Portfolio                                          $20      $64     $115      $280
Dreyfus V.I.F.-Small Cap Portfolio                                                  $20      $63     $114      $278
The Dreyfus Socially Responsible Growth Fund, Inc.                                  $20      $64     $115      $280
Dreyfus Stock Index Fund                                                            $14      $46      $84      $207
Strong Opportunity Fund II, Inc.                                                    $23      $75     $135      $326
Strong  Variable  Insurance  Funds,  Inc.-Strong Mid Cap Growth Fund II             $23      $75     $135      $327
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                                      $18      $59     $107      $261
Deutsche VIT Equity 500 Index Fund                                                  $15      $48      $86      $212
Deutsche VIT Small Cap Index Fund                                                   $16      $53      $95      $233
INVESCO VIF-Equity Income Fund                                                      $24      $77     $138      $332
INVESCO VIF-Total Return Fund                                                       $25      $80     $144      $346
INVESCO VIF-High Yield Fund                                                         $23      $73     $131      $318
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                                    $22      $72     $130      $314
Morgan Stanley UIF, Inc.-Value Portfolio                                            $20      $66     $118      $288
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                                     $19      $61     $110      $268
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                                 $23      $74     $133      $321
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio                          $30      $96     $171      $407
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio                           $24      $77     $138      $334
PBHG Insurance  Series Fund,  Inc.-PBHG Large Cap Growth Portfolio                  $23      $74     $133      $321
PBHG  Insurance  Series  Fund,  Inc.-PBHG  Tech. & Comm. Portfolio                  $23      $73     $132      $319
The Timothy Plan Small-Cap Variable Series                                          $24      $76     $137      $331


ENHANCED CONTRACTS                                                                 EXAMPLE (0.90% TOTAL SEPARATE
                                                                                        ACCOUNT EXPENSES)
If the owner  surrenders his or her Contract at the end of the  applicable  time period,  or if the owner does not  surrender  his or her  Contract,  or if it is annuitized, the expenses shown would be charged on a $1,000 investment.
----------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio                                             $16      $53     $96    $236
Janus A.S.-Worldwide Growth Portfolio                                              $17      $54     $98    $241
Janus A.S.-Balanced Portfolio                                                      $16      $53     $96    $236
Janus A.S.-Growth Portfolio                                                        $16      $53     $96    $236
Janus A.S.-International Growth Portfolio                                          $17      $56    $102    $249
Janus A.S.- Capital Appreciation Portfolio                                         $17      $54     $97    $239
Dreyfus V.I.F.-Appreciation Portfolio                                              $17      $57    $103    $251
Dreyfus V.I.F.-Money Market Portfolio                                              $15      $50     $91    $224
Dreyfus V.I.F.-Growth and Income Portfolio                                         $18      $57    $103    $253
Dreyfus V.I.F.-Small Cap Portfolio                                                 $17      $57    $103    $251
The Dreyfus Socially Responsible Growth Fund, Inc.                                 $18      $57    $103    $253
Dreyfus Stock Index Fund                                                           $12      $40     $72    $178
Strong Opportunity Fund II, Inc.                                                   $21      $69    $123    $300
Strong  Variable  Insurance  Funds,  Inc.-Strong Mid Cap Growth Fund II            $21      $69    $124    $301
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                                     $16      $53     $95    $234
Deutsche VIT Equity 500 Index Fund                                                 $13      $41     $74    $184
Deutsche VIT Small Cap Index Fund                                                  $14      $46     $83    $206
INVESCO VIF-Equity Income Fund                                                     $22      $70    $126    $306
INVESCO VIF-Total Return Fund                                                      $23      $74    $132    $321
INVESCO VIF-High Yield Fund                                                        $21      $67    $120    $292
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                                   $20      $66    $118    $288
Morgan Stanley UIF, Inc.-Value Portfolio                                           $18      $59    $107    $261
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                                    $17      $54     $98    $241
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                                $21      $67    $121    $294
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio                         $28      $89    $160    $382
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio                          $22      $70    $127    $308
PBHG Insurance  Series Fund,  Inc.-PBHG Large Cap Growth Portfolio                 $21      $67    $121    $294
PBHG  Insurance  Series  Fund,  Inc.-PBHG  Tech. & Comm. Portfolio                 $21      $67    $121    $293
The Timothy Plan Small-Cap Variable Series                                         $22      $70    $126    $305


                                       9A


ENHANCED CONTRACTS WITH ADMINISTRATION CHARGE WAIVED                                  EXAMPLE (0.95% TOTAL SEPARATE ACCOUNT
                                                                                                 ANNUAL EXPENSES)
If the owner  surrenders his or her Contract at the end of the  applicable  time period,  or if the owner does not  surrender  his or her  Contract,  or if it is annuitized, the expenses shown would be charged on a $1,000 investment.

-----------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio                                             $17      $55      $99    $243
Janus A.S.-Worldwide Growth Portfolio                                              $17      $56     $101    $247
Janus A.S.-Balanced Portfolio                                                      $17      $55      $99    $243
Janus A.S.-Growth Portfolio                                                        $17      $55      $99    $243
Janus A.S.-International Growth Portfolio                                          $18      $58     $104    $256
Janus A.S.-Capital Appreciation Portfolio                                          $17      $55     $100    $246
Dreyfus V.I.F.-Appreciation Portfolio                                              $18      $58     $106    $258
Dreyfus V.I.F.-Money Market Portfolio                                              $16      $52      $94    $231
Dreyfus V.I.F.-Growth and Income Portfolio                                         $18      $59     $106    $260
Dreyfus V.I.F.-Small Cap Portfolio                                                 $18      $58     $106    $258
The Dreyfus Socially Responsible Growth Fund, Inc.                                 $18      $59     $106    $260
Dreyfus Stock Index Fund                                                           $13      $41      $75    $186
Strong Opportunity Fund II, Inc.                                                   $22      $70     $126    $306
Strong Variable Insurance Funds, Inc.-Strong Mid Cap Growth Fund II                $22      $70     $127    $308
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                                     $17      $54      $98    $240
Deutsche VIT Equity 500 Index Fund                                                 $13      $43      $77    $191
Deutsche VIT Small Cap Index Fund                                                  $15      $48      $86    $213
INVESCO VIF-Equity Income Fund                                                     $22      $72     $129    $313
INVESCO VIF-Total Return Fund                                                      $23      $75     $135    $327
INVESCO VIF-High Yield Fund                                                        $21      $68     $123    $298
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                                   $21      $67     $121    $294
Morgan Stanley UIF, Inc.-Value Portfolio                                           $19      $61     $110    $268
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                                    $17      $56     $101    $247
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                                $21      $69     $124    $301
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio                         $28      $91     $163    $388
PBHG  Insurance   Series  Fund,   Inc.-PBHG   Growth  II Portfolio                 $22      $72     $130    $314
PBHG Insurance  Series Fund,  Inc.-PBHG Large Cap Growth Portfolio                 $21      $69     $124    $301
PBHG  Insurance  Series  Fund,  Inc.-PBHG  Tech. & Comm. Portfolio                 $21      $69     $123    $300
The Timothy Plan Small-Cap Variable Series                                         $22      $71     $129    $312

THE EXAMPLES ARE NOT INDICATIVE OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY PORTFOLIO. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED IN THE EXAMPLES. The examples assume the reinvestment of all dividends and distributions, no transfers among Sub-Accounts or between the fixed account options and the Sub-Accounts and a 5% annual rate of return. The contract maintenance fee is reflected in the examples as a charge of $0.05 per year based on the ratio of actual contract maintenance fees collected for the year ended 12/31/99 to total net assets as of 12/31/99. The examples do not include charges for premium taxes.


ENHANCED CONTRACTS WITH ADMINISTRATION CHARGE WAIVED                                     EXAMPLE (0.75% TOTAL SEPARATE ACCOUNT
                                                                                            ANNUAL EXPENSES)
If the owner  surrenders his or her Contract at the end of the  applicable  time period,  or if the owner does not  surrender  his or her  Contract,  or if it is annuitized, the expenses shown would be charged on a $1,000 investment.
-----------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Janus A.S.-Aggressive Growth Portfolio                                            $15      $48     $87     $215
Janus A.S.-Worldwide Growth Portfolio                                             $15      $49     $89     $220
Janus A.S.-Balanced Portfolio                                                     $15      $48     $87     $215
Janus A.S.-Growth Portfolio                                                       $15      $48     $87     $215
Janus A.S.-International Growth Portfolio                                         $16      $51     $93     $228
Janus A.S.- Capital Appreciation Portfolio                                        $15      $49     $89     $218
Dreyfus V.I.F.-Appreciation Portfolio                                             $16      $52     $94     $231
Dreyfus V.I.F.-Money Market Portfolio                                             $14      $45     $82     $203
Dreyfus V.I.F.-Growth and Income Portfolio                                        $16      $52     $94     $232
Dreyfus V.I.F.-Small Cap Portfolio                                                $16      $52     $94     $231
The Dreyfus Socially Responsible Growth Fund, Inc.                                $16      $52     $94     $232
Dreyfus Stock Index Fund                                                          $11      $35     $63     $157
Strong Opportunity Fund II, Inc.                                                  $20      $64    $115     $280
Strong  Variable  Insurance  Funds,  Inc.-Strong Mid Cap Growth Fund II           $20      $64    $115     $281
Deutsche VIT EAFE(REGISTERED)Equity Index Fund                                    $15      $48     $86     $213
Deutsche VIT Equity 500 Index Fund                                                $11      $36     $65     $162
Deutsche VIT Small Cap Index Fund                                                 $13      $41     $74     $184
INVESCO VIF-Equity Income Fund                                                    $20      $65    $118     $286
INVESCO VIF-Total Return Fund                                                     $21      $69    $124     $301
INVESCO VIF-High Yield Fund                                                       $19      $62    $111     $272
Morgan Stanley UIF, Inc.-Mid Cap Value Portfolio                                  $19      $61    $110     $268
Morgan Stanley UIF, Inc.-Value Portfolio                                          $17      $54     $98     $241
Morgan Stanley UIF, Inc.-Fixed Income Portfolio                                   $15      $49     $89     $220
Morgan Stanley UIF, Inc.-U.S. Real Estate Portfolio                               $19      $62    $113     $274
Morgan Stanley UIF, Inc.-Emerging Markets Equity Portfolio                        $26      $84    $151     $364
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio                         $20      $66    $118     $288
PBHG Insurance  Series Fund,  Inc.-PBHG Large Cap Growth Portfolio                $19      $62    $113     $274
PBHG  Insurance  Series  Fund,  Inc.-PBHG  Tech. & Comm. Portfolio                $19      $62    $112     $273
The Timothy Plan Small-Cap Variable Series                                        $20      $65    $117     $285

THE EXAMPLES ARE NOT INDICATIVE OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY PORTFOLIO. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED IN THE EXAMPLES. The examples assume the reinvestment of all dividends and distributions, no transfers among Sub-Accounts or between the fixed account options and the Sub-Accounts and a 5% annual rate of return. The contract maintenance fee is reflected in the examples as a charge of $0.05 per year based on the ratio of actual contract maintenance fees collected for the year ended 12/31/99 to total net assets as of 12/31/99. The examples do not include charges for premium taxes.


                                       10A

CONDENSED FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------------------
                                                                                      STANDARD CONTRACTS
            SUB-ACCOUNT                                                         12/31/97     12/31/98       12/31/99
---------------------------------------------------------------------------------------------------------------------
Janus       Aggressive Growth Portfolio
Aspen             Accumulation Unit Value                                      10.723950    14.199318       31.565210
Series            Accumulation Units Outstanding                               2,830.076   53,896.345     329,807.902
            ---------------------------------------------------------------------------------------------------------
            Worldwide Growth Portfolio
                  Accumulation Unit Value                                       9.935860    12.632936       20.488548
                  Accumulation Units Outstanding                              56,665.753  402,131.168   1,026,072.851
            ---------------------------------------------------------------------------------------------------------
            Balanced Portfolio
                  Accumulation Unit Value                                      10.604609    14.043929       17.556100
                  Accumulation Units Outstanding                              30,519.754  373.285.807   1,571,579.505
            ---------------------------------------------------------------------------------------------------------
            Growth Portfolio
                  Accumulation Unit Value                                     10.239960     13.699715       19.453513
                  Accumulation Units Outstanding                             32,737.591   172,190.630     643,514.256
            ---------------------------------------------------------------------------------------------------------
            International Growth Portfolio
                  Accumulation Unit Value                                      9.735841     11.256365       20.234788
                  Accumulation Units Outstanding                             12,541.039    45,382.775     142,343.325
            ---------------------------------------------------------------------------------------------------------
            Capital Appreciation Portfolio
                  Accumulation Unit Value                                           N/A           N/A       13.234548
                  Accumulation Units Outstanding                                    N/A           N/A     471,936.628
            ---------------------------------------------------------------------------------------------------------
Dreyfus     Appreciation Portfolio
Variable          Accumulation Unit Value                                     10.103905     12.975443       14.262203
Investment        Accumulation Units Outstanding                             18,347.666   170,523.015     517,772.082
Fund            -----------------------------------------------------------------------------------------------------
            Money Market Portfolio
                  Accumulation Unit Value                                      1.016499      1.050876        1.083700
                  Accumulation Units Outstanding                                  0.000   658,981.650   2,638,837.162
            ---------------------------------------------------------------------------------------------------------
            Growth and Income Portfolio
                  Accumulation Unit Value                                      10.196538    11.243790       12.961023
                  Accumulation Units Outstanding                              32,231.762  159,409.837     331,756.261
            ---------------------------------------------------------------------------------------------------------
            Small Cap Portfolio
                  Accumulation Unit Value                                      10.362314     9.867472       11.984035
                  Accumulation Units Outstanding                              41,359.506  171,968.905     275,503.637
            ---------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth Fund, Inc.
                  Accumulation Unit Value                                      10.320883    13.169143       16.894039
                  Accumulation Units Outstanding                              26,332.500  140,614.024     408,482.196
            ---------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund
                  Accumulation Unit Value                                      10.479569    13.250646       15.760394
                  Accumulation Units Outstanding                              69,510.645  779,485.606   2,129,772.165
           ----------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.
                  Accumulation Unit Value                                      10.727356    12.012034       15.981484
                  Accumulation Units Outstanding                               6,416.208   72,644.387     138,453.066
           ----------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc.-Strong Mid Cap Growth Fund II
                  Accumulation Unit Value                                      10.707133    13.587521       25.444156
                  Accumulation Units Outstanding                               2,147.556   33,197.715     120,559.085
           ----------------------------------------------------------------------------------------------------------
Deutsche    Deutsche VIT EAFE(REGISTERED) Equity Index Fund
Asset             Accumulation Unit Value                                            N/A          N/A       11.958486
Management        Accumulation Units Outstanding                                     N/A          N/A       6,821.832
VIT Funds   ---------------------------------------------------------------------------------------------------------
            Deutsche VIT Equity 500 Index Fund
                  Accumulation Unit Value                                            N/A          N/A       10.815237
                  Accumulation Units Outstanding                                     N/A          N/A      73,596.514
                  Outstanding
            ---------------------------------------------------------------------------------------------------------
            Deutsche VIT Small Cap Index Fund
                  Accumulation Unit Value                                            N/A          N/A       11.606269
                  Accumulation Units Outstanding                                     N/A          N/A      15,259.149
                  Outstanding
            ---------------------------------------------------------------------------------------------------------
INVESCO     INVESCO VIF-Equity Income Fund
Variable          Accumulation Unit Value                                      10.659157    12.120155       13.726769
Investment        Accumulation Units Outstanding                              33,269.953  200,541.938     553,696.171
Funds, Inc

                                                                 11


            ---------------------------------------------------------------------------------------------------------
            INVESCO VIF-Total Return Fund
                  Accumulation Unit Value                                      10.503108    11.348675       10.811807
                  Accumulation Units Outstanding                              14,641.934  154,762.526     258,825.173
            ---------------------------------------------------------------------------------------------------------
            INVESCO VIF-High Yield Fund
                  Accumulation Unit Value                                      10.687084    10.689459       11.510803
                  Accumulation Units Outstanding                              10,260.821   70,047.913     221,636.210

                                                                 11A


CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------------------

                                                                                       STANDARD CONTRACTS
             SUB-ACCOUNT                                                         12/31/97    12/31/98    12/31/99
             ------------------------------------------------------------------------------------------------------------

 Morgan     Mid Cap Value Portfolio
 Stanley          Accumulation Unit Value                                      11.113227    12.705082       15.049488
 UIF Funds,       Accumulation Units Outstanding                              16,674.966  111,076.120     183,388.647
 Inc.        -----------------------------------------------------------------------------------------------------------
             Value Portfolio
                  Accumulation Unit Value                                      10.204064     9.848411        9.536137
                  Accumulation Units Outstanding                               9,944.401   34,212.111      78,330.649
            ------------------------------------------------------------------------------------------------------------
            Fixed Income Portfolio
                  Accumulation Unit Value                                      10.412276    11.079965       10.749115
                  Accumulation Units Outstanding                                   4.653   46,348.096     279,193.758
            ------------------------------------------------------------------------------------------------------------
            U.S. Real Estate Portfolio
                  Accumulation Unit Value                                      11.101269     9.758808        9.482378
                  Accumulation Units Outstanding                               7,200.060   43,786.457      86,941.426
            ------------------------------------------------------------------------------------------------------------
            Emerging Markets Equity Portfolio
                  Accumulation Unit Value                                       7.911559     5.915866       11.416896
                  Accumulation Units Outstanding                               9,042.956   30,255.642      56,080.554
            ------------------------------------------------------------------------------------------------------------
 PBHG       PBHG Growth II Portfolio
 Insurance        Accumulation Unit Value                                       9.511124    10.147606       19.835104
 Series           Accumulation Units Outstanding                               6,195.935   24,618.770      67,359.578
 Fund,       -----------------------------------------------------------------------------------------------------------
 Inc.       PBHG Large Cap Growth Portfolio
                  Accumulation Unit Value                                      10.150555    13.076352       21.307087
                  Accumulation Units Outstanding                              11,415.131   31,474.961     158,614.893
            ------------------------------------------------------------------------------------------------------------
            PBHG Technology & Communications Portfolio
                  Accumulation Unit Value                                       9.057045    11.808346       38,941384
                  Accumulation Units Outstanding                              20,974.008   65,820.143     433,441.908
            ------------------------------------------------------------------------------------------------------------
 The Timothy Plan Small-Cap Variable Series
                  Accumulation Unit Value                                           N/A     10.283942       12.097693
                  Accumulation Units Outstanding                                    N/A    29,293.327      94,238.615

The  above  table  gives  year-end   Accumulation   Unit  information  for  each
Sub-Account from the end of the year of inception to December 31, 1999. This information should be read in conjunction with the Separate Account financial statements, including the notes to those statements. The beginning Accumulation Unit Value for each Sub-Account other than the Dreyfus Money Market Portfolio Sub-Account was 10.000000 as of July 15, 1997 (the Separate Account commencement date), or as of May 1, 1998 (the effective date of the Sub-Account) for the Timothy Plan Small-Cap Variable Series, or as of May 1, 1999 (the effective date of the Sub-Account) for the Janus Aspen Series Capital Appreciation Portfolio and the three Deutsche Asset Management Funds. The beginning Accumulation Unit Value for the Dreyfus Money Market Portfolio Sub-Account was 1.000000 as of July 15, 1997. The Contracts were not available for sale until July 22, 1998. No Enhanced Contracts or Enhanced Contracts with Administration Charge waived were issued as of December 31, 1999.


FINANCIAL STATEMENTS

The financial statements and reports of independent auditors for the Company and
for  the  Separate   Account  are  included  in  the   statement  of  additional
information.

PERFORMANCE INFORMATION

From time to time, the Company may advertise yields and/or total returns for the Sub-Accounts. THESE FIGURES ARE BASED ON HISTORICAL INFORMATION AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Performance data and a more detailed description of the methods used to determine yield and total return are included in the statement of additional information.


YIELD DATA

The "yield" of the money market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The "effective yield" of the money market Sub-Account is the same as the "yield" except that it assumes reinvestment of the income earned in that Sub-Account. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Company does not advertise yields for any Sub-Account other than the money market Sub-Account.

TOTAL RETURN DATA


The Company may advertise two types of total return data: "average annual total return" and "cumulative total return." Average annual total return is presented in both standardized and non-standardized form. "Standardized" total returns data reflects the deduction of all charges that apply to all Contracts of that type, except for premium taxes. "Non-standardized" total return data does not reflect the deduction of contract maintenance fees. Cumulative total return data is currently presented only in non-standardized form.


Total return data that does not reflect all charges will be higher than the total return realized by an investor who incurs the charges.

"Average annual total return" is either hypothetical or actual return data that reflects performance of a Sub-Account for a one-year period or for an average of consecutive one-year periods. If average annual total return data is hypothetical, it reflects performance for a period of time before the Separate Account commenced operations. When a Sub-Account has been in operation for one, five and ten years, average annual total return will be presented for these periods, although other periods may be presented as well.

"Cumulative total return" is either hypothetical or actual return data that reflects the performance of a Sub-Account from the beginning of the period presented to the end of the period presented. If cumulative total return data is hypothetical, it reflects performance for a period of time before the Separate Account commenced operations.

OTHER PERFORMANCE MEASURES

The Company may include in reports and promotional literature rankings of the Sub-Accounts, the Separate Account or the Contracts, as published by any service, company, or person who ranks separate accounts or other investment products on overall performance or other criteria. Examples of companies that publish such rankings are Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average and Morningstar.

The Company may also:

o compare the performance of a Sub-Account with applicable indices and/or industry averages;
o present performance information that reflects the effects of tax-deferred compounding on Sub-Account investment returns;
o compare investment return on a tax-deferred basis with currently taxable investment return;
o     illustrate investment returns by graphs, charts, or otherwise.

THE PORTFOLIOS
------------------------------------------------------------------------------

The Separate Account is currently divided into 29 Sub-Accounts. Each Sub-Account is invested in a Portfolio. Each Portfolio has its own investment objectives and policies. The current Portfolio prospectuses, which accompany this prospectus, contain additional information concerning the investment objectives and policies of each Portfolio, the investment advisory services and administrative services of each Portfolio and the charges of each Portfolio. There is no assurance that the Portfolios will achieve their stated objectives. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY BEFORE MAKING ANY DECISION CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO, OR TRANSFERS AMONG, THE SUB-ACCOUNTS.


All dividends and capital gains distributed by the Portfolios are reinvested in the Separate Account and reflected in Accumulation Unit Values. Portfolio dividends and net capital gains are not distributed to owners.

The Securities and Exchange Commission does not supervise the management or the investment practices and/or policies of any of the Portfolios. The Portfolios are available only through insurance company separate accounts and certain qualified retirement plans. Though a Portfolio may have a name and/or investment objectives which are similar to those of a publicly available mutual fund, and/or may be managed by the same investment advisor that manages a publicly available mutual fund, the performance of the Portfolio is entirely independent of the performance of any publicly available mutual fund. Neither the Company nor the Portfolios make any representations or assurances that the investment performance of any Portfolio will be the same or similar to the investment performance of any publicly available mutual fund.

JANUS ASPEN SERIES

ADVISOR:                    AGGRESSIVE GROWTH PORTFOLIO
JANUS CAPITAL CORPORATION   A non-diversified  portfolio  that  seeks  long-term
                            growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.


ADVISOR:                    WORLDWIDE GROWTH PORTFOLIO
JANUS CAPITAL  CORPORATION  A diversified  portfolio that seeks long-term growth
                            of   capital  in  a  manner   consistent   with  the
                            preservation  of capital by  investing  primarily in
                            common  stocks of companies  of any size  throughout
                            the  world.   International  investing  may  present
                            special risks, including currency fluctuations and social and political developments.


ADVISOR:                    BALANCED PORTFOLIO
JANUS CAPITAL CORPORATION   A diversified portfolio that seeks long-term capital
                            growth, consistent with preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.


ADVISOR:                    GROWTH PORTFOLIO
JANUS CAPITAL  CORPORATION  A diversified portfolio that seeks  long-term growth
                            of   capital  in  a  manner   consistent   with  the
                            preservation of capital by investing primarily in common stocks selected for their growth potential.
                            Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.


ADVISOR:                    INTERNATIONAL GROWTH PORTFOLIO
JANUS CAPITAL  CORPORATION  A diversified portfolio that seeks long-term growth of  capital by  investing  at least 65% of its total
                            assets in  securities  from at least five  different
                            countries,     excluding    the    United    States.
                            International  investing may present  special risks,
                            including  currency   fluctuations  and  social  and
                            political developments.

ADVISOR:                    CAPITAL APPRECIATION PORTFOLIO
JANUS CAPITAL CORPORATION   A  non-diversified  portfolio that  seeks  long-term
                            growth of capital by  investing  primarily in common
                            stocks  selected  for their  growth  potential.  The
                            Portfolio may invest in companies of any size,  from
                            larger,   well-established   companies  to  smaller,
                            emerging growth companies.

DREYFUS PORTFOLIOS


ADVISOR:                    DREYFUS VARIABLE INVESTMENT FUND- APPRECIATION PORTFOLIO
THE DREYFUS CORPORATION     The Appreciation  Portfolio seeks to provide long-term capital growth  consistent with the  preservation of capital.  Current
SUB-ADVISOR:                income is a secondary goal. It seeks to  achieve  its goals by
FAYEZ SAROFIM & CO.         investing  in  common stocks, focusing on"blue-chip" companies with total market  values of more than $5 billion at the time purchase.

ADVISOR:                    DREYFUS VARIABLE INVESTMENT FUND-MONEY MARKET PORTFOLIO
THE DREYFUS CORPORATION     The Money  Market  Portfolio  seeks to  provide  as high a level of current income as is consistent  with the  preservation  of capital and the  maintenance  of  liquidity.  This  Portfolio  invests in a diversified  portfolio of high quality  short-term debt securities.
                            AN INVESTMENT IN THE MONEY MARKET  PORTFOLIO IS NEITHER INSURED NOR
                            GUARANTEED  BY THE FEDERAL  DEPOSIT  INSURANCE  CORPORATION  OR ANY
                            OTHER GOVERNMENT  AGENCY.  ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE
                            THE VALUE OF YOUR  INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO
                            LOSE MONEY BY INVESTING IN THE PORTFOLIO.

ADVISOR:                    DREYFUS VARIABLE INVESTMENT FUND-GROWTH AND INCOME PORTFOLIO
THE DREYFUS CORPORATION     The Growth and Income  Portfolio  seeks  long-term  capital growth, current  income and growth of income,  consistent  with  reasonable investment risk. This Portfolio invests in stocks,  bonds and money market instruments of domestic and foreign issuers.

ADVISOR:                    DREYFUS VARIABLE INVESTMENT FUND-SMALL CAP PORTFOLIO
THE DREYFUS CORPORATION     The Small Cap  Portfolio  seeks to maximize  capital  appreciation.
                            This  Portfolio  generally  invests  at least 65% of its  assets in common stocks of U.S. and foreign companies. This Portfolio focuses on small-cap  companies  with total market values of less than $1.5 billion

ADVISOR:                    THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
THE DREYFUS CORPORATION     The Dreyfus  Socially  Responsible  Growth Fund, Inc. seeks to provide  capital  growth  with  current  income as a secondary
SUB-ADVISOR:                goal.  To pursue  these goals,  the Fund invests  primarily in
NCM CAPITAL MANAGEMENT      common stock of companies  that,  in the opinion of the Fund's
GROUP, INC.                 management,   meet  traditional   investment  standards,   and
                            conduct  their  business in a manner that  contributes  to the enhancement of the quality of life in America

ADVISOR:                    DREYFUS STOCK INDEX FUND
THE DREYFUS CORPORATION     The Dreyfus  Stock Index Fund seeks to match the total  return of the
                            Standard & Poor's 500  Composite  Stock Price  Index.  To pursue this
INDEX MANAGER:              goal,  the  Fund  generally  invests  in all  500  stocks  in the S&P
MELLON EQUITY ASSOCIATES    500(REGISTERED)in  proportion  to their  weighting in the index.  The
(AN AFFILIATE  OF  DREYFUS) Fund is not  sponsored,  endorsed,  sold or  promoted  by  Standard &
                            Poor's,  and Standard & Poor's makes no representation  regarding the advisability of investing in the Fund.


STRONG PORTFOLIOS

ADVISOR:                    STRONG OPPORTUNITY FUND II, INC.
STRONG CAPITAL MANAGEMENT,  The investment  objective of the Strong Opportunity Fund II is
INC.                        to seek capital growth. It currently  emphasizes  medium-sized companies that the advisor believes are  under-researched  and attractively valued.

ADVISOR:                    STRONG VARIABLE  INSURANCE  FUNDS,  INC.-STRONG MID CAP GROWTH FUND II
STRONG CAPITAL MANAGEMENT,  The  investment  objective  of the  Strong  Mid  Cap Growth Fund II is to seek capital growth. It invests primarily in equity securities that the Portfolio's advisor believes have above-average growth propsects.
                            This Portfolio was formerly called the Strong Growth Fund II.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

ADVISOR:                    DEUTSCHE VIT EAFE(REGISTERED) EQUITY INDEX FUND
BANKERS TRUST COMPANY       The  EAFE(REGISTERED)  Equity  Index  Fund  seeks to  replicate  as closely as possible (before deduction of expenses) the total return
                            of   Morgan    Stanley    Capital    International    (MSCI)   (the
                            "EAFE(REGISTERED)  Index"),  a widely  accepted  benchmark of stock performance of major  companies in Europe,  Australia,  and the Far
                            East. The Fund will invest primarily in internatinal companies that compose the  EAFE(REGISTERED)Index,  using  statistical  methods to replicate  the  EAFE(REGISTERED)  Index in  approximately  the same weightings.  Securities  purchased by the Fund will generally,  but not necessarily, be traded on a foreign securities exchange.

ADVISOR:                    DEUTSCHE VIT EQUITY 500 INDEX FUND
BANKERS TRUST COMPANY       The Equity 500 Index Fund seeks to replicate as closely as possible
                            (before  deduction of expenses)  the total return of the Standard &
                            Poor's 500 Composite Stock Price Index (the "S&P 500(REGISTERED)"),
                            which emphasizes stocks of large U.S. Companies. The Portfolio will invest primarily in the common stock of those companies included in
                            the  S&P  500,   selected  on  the  basis  of  computer   generated
                            statistical  data, that are deemed  representative  of the industry diversification of the entire S&P 500.

ADVISOR:                    DEUTSCHE VIT SMALL CAP INDEX FUND
BANKERS TRUST COMPANY       The Small Cap Index Fund seeks to  replicate as closely as possible
                            (before deduction of expenses) the total return of the Russell 2000
                            Small  Stock  Index  (the  "Russell  2000(REGISTERED)"),  an  index consisting of 2,000  small-capitalization  common stocks.  The Fund will invest primarily in companies included in the Russell 2000, on the basis of statistical  data, that are deemed  representative  of the industry diversification of the entire Russell 2000.


                                              16


INVESCO VARIABLE INVESTMENT FUNDS, INC.

ADVISOR:                    INVESCO VIF -EQUITY INCOME FUND
INVESCO FUNDS  GROUP,  INC. The primary goal of the INVESCO  VIF-Equity  Income Fund is to seek high current income. The Portfolio normally invests at least 65% of its assets in dividend  paying  common and preferred  stocks.  This
                            Portfolio was formerly called the Industrial Income Portfolio.

ADVISOR:                    INVESCO VIF -TOTAL RETURN FUND
INVESCO FUNDS GROUP,  INC.  The investment objective of the INVESCO VIF-Total Return Fund is to seek a high total return on investment through capital appreciation and  current  income.  The INVESCO  VIF-Total  Return Fund seeks to accomplish  its objective by investing in a  combination  of equity securities  (consisting  of common stocks and, to a lesser  degree,
                            securities   convertible   into  common  stock)  and  fixed  income
                            securities.

ADVISOR:                    INVESCO VIF -HIGH YIELD FUND
INVESCO FUNDS GROUP, INC.   The investment  objective of the INVESCO  VIF-High Yield Fund is to seek a high level of current income by investing  substantially all of its assets in lower rated debt securities and preferred  stocks, including  securities  issued by foreign  companies.  The Portfolio pursues its investment objective through investment in a variety of
                            long-term,  intermediate-term,   and  short-term  bonds.  Potential
                            capital  appreciation  is a factor in the selection of investments, but is secondary to the Portfolio's primary objective.  For further discussion of the risks  associated  with investment in lower rated bonds,  please see the attached INVESCO Variable  Investment Funds,
                            Inc. prospectus.



PBHG INSURANCE SERIES FUND, INC.

ADVISOR:                    PBHG GROWTH II PORTFOLIO
PILGRIM BAXTER &            The   investment  objective of the PBHG Insurance  Series Growth II
ASSOCIATES, LTD.            Portfolio is to seek capital  appreciation.  The Portfolio  invests primarily in common stocks and convertible  securities of small and medium  sized growth  companies  (market  capitalization  or annual revenues  between  $500  million  and  $10  billion)  that,  in the
                            Advisor's opinion,  have strong business momentum,  earnings growth and potential for significant capital appreciation.


ADVISOR:                    PBHG LARGE CAP GROWTH PORTFOLIO
PILGRIM BAXTER &            The investment  objective of the PBHG  Insurance  Series Large
ASSOCIATES, LTD.            Cap Growth  Portfolio is to seek long-term  growth of capital.  The
                            Portfolio   invests   primarily   in   common   stocks   of   large
                            capitalization  companies  (market  capitalization  in excess of $1 billion)  that,  in the  Advisor's  opinion,  have strong  business
                            momentum,   growth  in   earnings   and   potential   for   capital
                            appreciation.


ADVISOR:                    PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
PILGRIM BAXTER &            The   investment   objective    of    the  PBHG  Insurance   Series
ASSOCIATES, LTD.            Technology &  Communications  Portfolio is to seek long-term growth of  capital.  Current  income  is  incidental  to  the  Portfolio's objective. The Portfolio, a non-diversified fund, invests primarily in common stocks of companies  doing business in the Technology and
                            Communications   sectors   of  the   market.   The   Portfolio   is
                            concentrated,  which  means it will invest 25% or more of its total assets in one or more of the industries within these sectors.


                                              17


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


ADVISOR:                    MID CAP VALUE PORTFOLIO
MILLER ANDERSON & SHERRERD  The    investment    objective    of the Mid Cap Value Portfolio is to
LLP (AN INDIRECT WHOLLY     return  over a  market  cycle  of   three to five years  by  investing
OWNED SUBSIDIARY OF MORGAN  primarily  in  common  stocks  of  companies  with  capitalizations in
STANLEY DEAN WITTER         the range of companies included in the S&P MidCap 400 Index (currently
& CO.)                      $500  million to $6  billion).  The  Portfolio  purchases  stocks that typically do not pay  dividends.  The Advisor  analyzes  securities to identify  stocks  that are  undervalued,  and  measures  the  relative attractiveness  of the Portfolio's  current holdings against potential purchases.


ADVISOR:                    VALUE PORTFOLIO
MILLER  ANDERSON &          The investment  objective of the Value  Portfolio is to  above-average
SHERRERD, LLP (AN INDIRECT  total  return over a market  cycle fo three to five years by investing
WHOLLY OWNED SUBSIDIARY     primarily in common  stocks of companies  with equity  capitalizations
OF MORGAN STANLEY DEAN      greater than $2.5 billion.  The  Portfolio  foucses on stocks that are
WITTER & CO.)               undervalued  in  comparison  with the  stock  market  as a  whole,  as measured by the S&P 500 Index.  The Portfolio may purchase stocks that do not pay  dividends,  and it may  invest,  to a limited  extent,  in foreign equity securities.


ADVISOR:                    FIXED INCOME PORTFOLIO
MILLER ANDERSON &           The  investment  objective  of the Fixed  Income  Portfolio is to seek
SHERRERD, LLP (AN INDIRECT  above-average  total return over a market cycle of three to five years
WHOLLY OWNED SUBSIDIARY     by investing  primarily  in a  diversified  mix of  dollar-denominated
OF MORGAN STANLEY DEAN      investment   grade  fixed   income   securities,   particularly   U.S.
WITTER & CO.                Government,   corporate   and  mortgage   securities.   The  Portfolio
                            ordinarily  will  maintain an average  weighted  maturity in excess of
                            five   years.   The   Portfolio   may  invest   opportunistically   in
                            non-dollar-denominated   securities   and   below   investment   grade
                            securities.


ADVISOR:                    U.S. REAL ESTATE PORTFOLIO

MORGAN STANLEY ASSET        The investment  objective of the U.S. Real Estate Portfolio is to seek
MANAGEMENT (A WHOLLY OWNED  above-average  current income and long-term  capital  appreciation  by
SUBSIDIARY OF MORGAN        investing   primarily  in  equity  securities  of  U.S.  and  non-U.S.
STANLEY DEAN WITTER & CO.)  companies  engaged in the U.S. real estate  industry,  including  Real
                            Estate Investment Trusts (REITs).

ADVISOR:                    EMERGING MARKETS EQUITY PORTFOLIO
MORGAN STANLEY ASSET        The  investment  objective  of  the  Emerging Markets Equity Portfolio
MANAGEMENT. (A WHOLLY       is long-term  capital  appreciation  by investing  primarily in equity
OWNED SUBSIDIARY OF         securities  of issuers in emerging  market  countries.  The  Portfolio
MORGAN STANLEY DEAN         seeks to  maximize  returns by  investing  in  growth-oriented  equity
WITTER & CO.)               securities in emerging markets.  The Portfolio's  investment  approach combines  top-down country  allocation with bottom-up stock selection.
                            Investment       selection       criteria      include      attractive
                            growth-characteristics,  reasonable  valuations and management  with a strong shareholder value orientation.


THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES

ADVISOR:                    THE TIMOTHY  PLAN  SMALL-CAP  VARIABLE  SERIES
TIMOTHY PARTNERS, LTD.      The  primary  investment  objective  of  The  Timothy  Plan  Small-Cap
                            Variable Series is to seek long-term capital growth,  with a secondary objective of current  income.  The Portfolio shall seek to achieve its
                            objectives  while  abiding  by  ethical   standards   established  for
                            investments  by the  Portfolio.  The securities in which the Portfolio shall be  precluded  from  investing,  by  virtue  of the  Portfolio's ethical standards, are referred to as excluded securities.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS

The Company may add or delete Sub-Accounts at any time, or may substitute one Portfolio for another, at any time. The Company does not guarantee that any of the Sub-Accounts or any of the Portfolios will always be available for allocation of purchase payments or transfers. In the event of any substitution or change, the Company may make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change.

Additions, deletions or substitutions of Sub-Accounts or Portfolios may be due to an investment decision by the Company, or due to an event not within the Company's control, such as liquidation of a Portfolio or an irreconcilable conflict of interest between the Separate Account and another insurance company which offers a Portfolio. The Portfolio prospectuses describe the possibility of material conflict of interest in greater detail.

If the Company eliminates a Sub-Account or substitutes the shares of another investment company for the shares of any Portfolio, the Company will first obtain approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940, as amended ("1940 Act"), or other applicable law. The Company will also notify owners before it eliminates a Sub-Account or substitutes a Portfolio.

New Sub-Accounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing owners on a basis to be determined by the Company.

If deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more separate accounts.

VOTING RIGHTS

To the extent required by law, all Portfolio shares held in the Separate Account will be voted by the Company at regular and special shareholder meetings of the respective Portfolios in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. During the Accumulation Period, the Company will vote Portfolio shares according to instructions of owners, unless the Company is permitted to vote shares in its own right.

The number of votes that an owner may vote will be calculated separately for each Sub-Account. The number will be determined by applying the owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account.

The owner's percentage interest and the total number of votes will be determined as of the record date established by that Portfolio for voting purposes. Voting instructions will be solicited by written communication in accordance with procedures established by the respective Portfolios.


The Company will vote or abstain from voting shares for which it receives no timely instructions and shares it holds as to which owners have no beneficial interest (including shares held by the Company as reserves for benefit payments*). The Company will vote or abstain from voting such shares in proportion to the voting instructions it receives from owners of all Contracts participating in the Sub-Account.


Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio. The Portfolios are not required to hold annual or other regular meetings of shareholders.

*Neither the owner nor payee has any interest in the Separate Account during the Benefit Payment Period. Benefit Units are merely a measure of the amount of the payment the Company is obligated to pay on each payment date.

ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED)
--------------------------------------------------------------------------------
Annuity Investors Life Insurance Company(REGISTERED) (the "Company") is a stock life insurance company. It was incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of variable and fixed annuity policies. The home office of the Company is located at 250 East Fifth Street, Cincinnati, Ohio 45202.

The Company is a wholly owned subsidiary of Great American Life Insurance Company(REGISTERED)which is a wholly owned subsidiary of American Annuity Group(REGISTERED), Inc., ("AAG") a publicly traded insurance holding company (NYSE: AAG). AAG is in turn indirectly controlled by American Financial Group, Inc., a publicly traded holding company (NYSE: AFG).

The Company may from time to time publish in advertisements, sales literature and reports to owners the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Ratings of the Company do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Annuity Investors(REGISTERED) Variable Account B was established by the Company as an insurance company separate account under the laws of the State of Ohio on December 19, 1996, pursuant to resolution of the Company's Board of Directors. The Separate Account is registered with the Securities and Exchange Commission under the 1940 Act as a unit investment trust. However, the Securities and Exchange Commission does not supervise the management or the investment practices or policies of the Separate Account.

The assets of the Separate Account are owned by the Company, but they are held separately from the other assets of the Company. Under Ohio law, the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the Company. Income, gains and losses incurred on the assets in the Separate Account, whether realized or not, are credited to or charged against the Separate Account, without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company's general account assets or any other separate account maintained by the Company. The assets of the Separate Account will be held for the exclusive benefit of owners of, and the persons entitled to payment under, the Contracts offered by this prospectus and all other contracts that invest in the Separate Account.

AAG SECURITIES, INC.
--------------------------------------------------------------------------------
AAG Securities, Inc. ("AAGS"), an affiliate of the Company, is the principal underwriter and distributor of the Contracts. AAG Securities is a wholly owned subsidiary of AAG. AAGS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 250 East Fifth Street, Cincinnati, Ohio 45202. The Company pays AAGS for acting as underwriter according to the terms of a distribution agreement.

AAGS sells Contracts through its registered representatives. In addition, AAGS may enter into sales agreements with other broker-dealers to solicit applications for the Contracts through its registered representatives. These broker-dealers are registered with the Securities and Exchange Commission and are members of the NASD. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuities.


The Company or AAGS may pay commissions to registered representatives of AAGS and other broker-dealers of up to 8.5% of purchase payments made under the Contracts. These commissions are reduced by one-half for Contracts issued to owners over age 80. When permitted by state law and in exchange for lower initial commissions, AAGS and/or the Company may pay trail commissions to registered representatives of AAGS and to other broker-dealers. Trail commissions are not expected to exceed 1% of the Account Value of a Contract on an annual basis. To the extent permitted under current law, the Company and/or AAGS may pay production, persistency and managerial bonuses as well as other promotional incentives, in cash or other compensation, to registered representatives of AAGS and/or other broker-dealers.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


CHARGES AND DEDUCTIONS BY THE COMPANY
There are two types of charges and deductions by the Company. There are charges assessed to the Contract, which are reflected in the Account Value of the Contract, but not in Accumulation Unit Values (or Benefit Unit Values). These charges are the annual contract maintenance fee, premium taxes where applicable and transfer fees. There are also charges assessed against the Separate Account. These charges are reflected in the Accumulation Unit Values (and Benefit Unit Values) of the Sub-Accounts. These charges are the mortality and expense risk charge and the administration charge.


The Company will never charge more to a Contract than the fees and charges described below, even if its actual expenses exceed the total fees and charges collected. If the fees and charges collected by the Company exceed the actual expenses it incurs, the excess will be profit to the Company and will not be returned to owners.


Notwithstanding the above, the Company reserves the right to increase the amount of the transfer fee in the future, and/or to charge fees for the automatic transfer programs described in the Transfers section beginning on page 27 of this prospectus, and/or for the systematic withdrawal program described in the Surrenders section on page 29 of this prospectus, if in the Company's discretion, it determines such charges are necessary to offset the costs of administering transfers or systematic withdrawals.


CONTRACT MAINTENANCE FEE

PURPOSE OF CHARGE        Offset  expenses  incurred in issuing the Contracts and
                         in maintaining the Contracts and the Separate Account.

AMOUNT OF CHARGE         $40.00 per year.
WHEN ASSESSED            During the  Accumulation  Period the charge is deducted
                         on each anniversary of the effective date of the Contract, and at time of full surrender. During the Benefit Payment Period a portion of the charge is deducted from each variable dollar benefit payment.

ASSESSED AGAINST  WHAT   Amounts  invested  in  the  Sub-Accounts.   During  the
                         Accumulation Period, the charge is deducted pro rata from the Sub-Accounts in which the Contract has an interest on the date of the charge. During the Benefit
                         Payment Period, a pro rata portion of the annual charge is deducted from each benefit payment from the variable account. The charge is not assessed against the fixed account options.

WAIVERS                  o During Accumulation Period if the Account Value is
                           at  least   $40,000   on  the  date  of  the  charge
                           (individual Contracts only).

                         o During Benefit Payment Period if the amount applied to a variable dollar benefit is at least $40,000 (individual Contracts only).

                         o In the Company's discretion where the Company incurs reduced sales and servicing expenses.

                         o During Benefit Payment Period where required to satisfy state law.

TRANSFER FEE

PURPOSE OF CHARGE        Offset costs incurred in administering the Contracts.

AMOUNT OF CHARGE         $25 for each  transfer in excess of 12 in any  contract
                         year. The Company reserves the right to change the amount of this charge at any time.

WHEN ASSESSED            During Accumulation Period.
ASSESSED AGAINST WHAT    Deducted from amount transferred.
WAIVERS                  Currently, the transfer fee does not apply to transfers
                         associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the 12 free transfers permitted in a contract year. The
                         Company reserves the right to eliminate this waiver at any time.

ADMINISTRATION CHARGE

PURPOSE OF CHARGE        Offset expenses incurred in administering the Contracts
                         and the Separate Account.

AMOUNT OF CHARGE         Daily  charge equal to 0.000411% of the daily Net Asset
                         Value for each Sub-Account, which corresponds to an annual effective rate of 0.15%.

WHEN ASSESSED            During the  Accumulation  Period and during the Benefit
                         Payment Period if a variable dollar benefit is elected.

ASSESSED AGAINST WHAT    Amounts  invested  in the  Sub-Accounts.  Not  assessed
                         against the fixed account options.

WAIVERS May be waived or reduced in the Company's discretion where the Company incurs reduced sales and servicing expenses.

MORTALITY AND EXPENSE RISK CHARGE

PURPOSE OF CHARGE        Compensation for bearing certain  mortality and expense
                         risks under the  Contract.  Mortality  risks arise from
                         the Company's obligation to pay benefit payments during
                         the  Benefit  Payment  Period  and  to  pay  the  death
                         benefit. The expense risk assumed by the Company is the
                         risk   that   the   Company's    actual   expenses   in
                         administering the Contracts and the Separate Account will exceed the amount recovered through the contract maintenance fees, transfer fees and administration charges.

AMOUNT OF CHARGE         Daily  charge equal to 0.003403% of the daily Net Asset
                         Value for each  Sub-Account,  which  corresponds  to an
                         effective annual rate of 1.25%.  The Company  estimates
                         that the  mortality  risk  component  of this charge is
                         0.75%  and  the  expense   risk   component  is  0.50%.
                         Contracts with the 1.25% mortality and expense risk charge are referred to as "Standard Contracts."

WHEN ASSESSED            During the Accumulation  Period, and during the Benefit
                         Payment Period if a variable dollar benefit is elected.

ASSESSED AGAINST WHAT    Amounts  invested  in the  Sub-Accounts.  Not  assessed
                         against the fixed account options.

WAIVERS When the Company expects to incur reduced sales and servicing expenses, it may issue a Contract with a reduced mortality and expense risk charge. These Contracts are referred to as "Enhanced Contracts." The mortality and expense risk charge under an Enhanced Contract is a daily charge of either: (1) 0.002590% of the daily Net Asset Value for each Sub-Account, which corresponds to an effective annual rate of 0.95%; or
                         (2) 0.002047% of the daily Net Asset Value for each Sub-Account, which corresponds to an effective annual rate of 0.75%. The Company estimates that for Enhanced Contracts, the mortality risk component of either charge is 0.75% and the expense risk component is 0.20% or 0.00%, respectively.

PREMIUM TAXES

Certain state and local governments impose premium taxes. These taxes currently range up to 5.0% depending upon the jurisdiction. The Company will deduct any applicable premium taxes from the Account Value either upon death, surrender, annuitization, or at the time purchase payments are made, but no earlier than when the Company has a tax liability under state law.

DISCRETIONARY WAIVERS OF CHARGES

The Company will look at the following factors to determine if it will waive a charge, in part or in full, due to reduced sales and servicing expenses: (1) the size and type of the group to which sales are to be made; (2) the total amount of purchase payments to be received; and (3) any prior or existing relationship with the Company. The Company would expect to incur reduced sales and servicing expenses in connection with Contracts offered to employees of the Company, its subsidiaries and/or affiliates. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales and servicing expenses. In no event will the Company waive a charge where such waiver would be unfairly discriminatory to any person.

EXPENSES OF THE PORTFOLIOS

In addition to charges and deductions by the Company, there are Portfolio management fees and administration expenses which are described in the prospectus and statement of additional information for each Portfolio. The actual Portfolio fees and expenses for the prior calendar year are included in the Fee Table on page 6 of this prospectus. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values (or Benefit Unit Values).

THE CONTRACTS
------------------------------------------------------------------------------

Each Contract is an agreement between the Company and the owner. Values, benefits and charges are calculated separately for each Contract. In the case of a group Contract, the agreement is between the group owner and the Company. An individual participant under a group Contract will receive a certificate of participation, which is evidence of the participant's interest in the group Contract. A certificate of participation is not a Contract. Values, benefits and charges are calculated separately for each certificate issued under a Contract. The description of Contract provisions in this prospectus applies to the interests of certificate owners, except where otherwise noted.

Because the Company is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to operate, the availability of certain Contract rights and provisions in a given State may depend on that State's approval of the Contracts. Where required by state law or regulation, the Contracts will be modified accordingly.

RIGHT TO CANCEL

The owner of an individual Contract may cancel it before midnight of the twentieth day following the date the owner receives the Contract. For a valid cancellation, the Contract must be returned to the Company, and written notice of cancellation must be given to the Company, or to the agent who sold the Contract, by that deadline. If mailed, the return of the Contract or the notice is effective on the date it is postmarked, with the proper address and with postage paid. If the owner cancels the Contract, the Contract will be void and the Company will refund the purchase payment(s) paid for it plus or minus any investment gains or losses under the Contract as of the end of the Valuation Period during which the returned Contract is received by the Company. When required by state or federal law, the Company will return the purchase payments without any investment gain or loss, during all or part of the right to cancel period. When required by state law, the right to cancel period may be longer than 20 days. When required by state law, the right to cancel may apply to group Contracts.

PERSONS WITH RIGHTS UNDER A CONTRACT

OWNER: The owner is the person with authority to exercise rights and receive benefits under the Contract (e.g., make allocations among investment options, elect settlement option, designate annuitant, beneficiary and payee). An owner must ordinarily be a natural person, or a trust or other legal entity holding a contract for the benefit of a natural person. In the case of a group Contract, the participant will have the rights of an owner unless restricted by the terms of an employer plan. Ownership of a non-tax-qualified Contract may be transferred, but transfer may have adverse tax consequences. Ownership of a tax-qualified Contract may not be transferred.

JOINT OWNERS: There may be joint owners of a non-tax-qualified Contract. Joint owners may each exercise transfer rights and make purchase payment allocations independently. All other rights must be exercised by joint action. A surviving joint owner who is not the spouse of a deceased owner may not become a successor owner, but will be deemed to be the beneficiary of the death benefit which becomes payable on the death of the first owner to die, regardless of any beneficiary designation.

SUCCESSOR OWNER: The surviving spouse of a deceased owner may become a successor owner if the surviving spouse was either the joint owner or sole surviving beneficiary under the Contract. In order for a spouse to become a successor owner, the owner must make an election prior to the owner's death, or the surviving spouse must make an election within one year of the owner's death.

ANNUITANT: The annuitant is the person whose life is the measuring life for life contingent annuity benefit payments. The annuitant is the same person as the owner under a tax-qualified Contract. The owner may designate an annuitant under a non-tax-qualified Contract.

BENEFICIARY: The person entitled to receive the death benefit. The owner may designate the beneficiary, except that a surviving joint owner will be deemed to be the beneficiary regardless of any designation. If no beneficiary is designated, and there is no surviving joint owner, the owner's estate will be the beneficiary. The beneficiary will be the measuring life for life contingent death benefit payments.

PAYEE: Under a tax-qualified Contract, the owner-annuitant is the payee of annuity benefits. Under a non-tax-qualified Contract, the owner may designate the payee of annuity benefits. Irrevocable naming of a payee other than the owner can have adverse tax consequences. The beneficiary is the payee of the death benefit.

ASSIGNEE: Under a tax-qualified Contract, assignment is not permitted. The owner of a non-tax-qualified Contract may assign most of his/her rights or benefits under a Contract. Assignment of rights or benefits may have adverse tax consequences.

ACCUMULATION PERIOD
------------------------------------------------------------------------------

Each Contract allows for an Accumulation Period during which purchase payments are invested according to the owner's instructions. During the Accumulation Period, the owner can control the allocation of investments through telephone transfers or through the following investment programs offered by the Company: dollar cost averaging, portfolio rebalancing and interest sweep. These programs and telephone transfer procedures are described in the Transfers section beginning on page 27 of this prospectus. The owner can access the Account Value during the Accumulation Period through surrenders, systematic withdrawal, or contract loans if available. These withdrawal features are described more fully in the Surrenders and Contract Loans sections on pages 29 and 30 of this prospectus.

ACCOUNT STATEMENTS

During the Accumulation Period, the Company will provide at least once each contract year a report of the Contract's Account Value, and any other information required by law. The Company will confirm receipt of any purchase payments made after the initial purchase payment in quarterly statements of account activity.

ACCOUNT VALUE

The value of a Contract during the Accumulation Period is referred to as the "Account Value." The Account Value at any given time is the sum of: (1) amounts invested in the fixed investment options plus the fixed rate(s) of interest earned on those amounts as of that time; and (2) the value of the owner's interest in the Sub-Accounts as of that time. The value of the owner's interest in the Sub-Accounts at any time is equal to the sum of the number of Accumulation Units for each Sub-Account attributable to that Contract multiplied by the Accumulation Unit Value for the applicable Sub-Account at the end of the preceding Valuation Period. The Account Value at any time is net of any charges, deductions, surrenders, and/or outstanding loans incurred prior to or as of the end of that Valuation Period.

ACCUMULATION UNITS

Amounts allocated or transferred to a Sub-Account are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit Value for that Sub-Account as of the end of the Valuation Period in which the amount allocated is received by the Company, or as of the end of the Valuation Period in which the transfer is made.

Accumulation Units will be canceled as of the end of the Valuation Period during which one of the following events giving rise to cancellation occurs:

o     transfer from a Sub-Account
o     full or partial surrender from the Sub-Accounts
o     payment of a death benefit
o     application of the amounts in the Sub-Accounts to a settlement option
o     deduction of the contract maintenance fee
o     deduction of any transfer fee

SUCCESSOR OWNER ENDORSEMENT

If the Contract is modified by the successor owner endorsement, and the surviving spouse of a deceased owner becomes a successor owner of the Contract, the Account Value will be stepped-up to equal the death benefit which otherwise would have been payable, as of what would have been the Death Benefit Valuation Date.

For purposes of determining what would have been the Death Benefit Valuation Date, the election to become successor owner will be deemed to be instructions as to the form of death benefit. The election to become successor owner must be made within one year of the date of the owner's death.

The successor owner endorsement may not be available in all States.

PURCHASE PAYMENTS

Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are as follows:

                                               TAX-QUALIFIED          NON-TAX-QUALIFIED
---------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE PAYMENT               $20,000                $20,000

---------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL PAYMENTS                    $50                    $100
---------------------------------------------------------------------------------------------
MAXIMUM SINGLE PURCHASE PAYMENT                $500,000 or Company    $500,000 or Company
                                               approval               approval

The Company reserves the right to increase or decrease the minimum allowable single purchase payment or the minimum allowable additional purchase payment, at its discretion and at any time, where permitted by law.

Each purchase payment will be applied by the Company to the credit of the owner's account. If the application form is in good order, the Company will apply the initial purchase payment to an account for the owner within two business days of receipt of the purchase payment. If the application form is not in good order, the Company will attempt to get the application form in good order within five business days. If the application form is not in good order at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless he or she specifically consents to the Company keeping the purchase payment until the application form is in good order. Once the application form is in good order, the purchase payment will be applied to the owner's account within two business days.

Each additional purchase payment is credited to a Contract as of the Valuation Date on which the Company receives the purchase payment. If the purchase payment is allocated to a Sub-Account, it will be applied at the Accumulation Unit Value calculated at the end of the Valuation Period in which that Valuation Date occurs.

INVESTMENT OPTIONS--ALLOCATIONS

Purchase payments can be allocated in whole percentages to any of the available Sub-Accounts or fixed account options. The fixed account options are not available under group Contracts. See the Portfolios section beginning on page 14 of this prospectus for a listing and description of the currently available Sub-Accounts. The currently available fixed account options are as follows:

            Fixed Accumulation Account Option
            One Year Guaranteed Interest Rate Option
            Three Year Guaranteed Interest Rate Option
            Five Year Guaranteed Interest Rate Option
            Seven Year Guaranteed Interest Rate Option

The current restrictions on allocations are as follows:

                                            TAX-QUALIFIED AND NON-TAX-QUALIFIED

--------------------------------------------------------------------------------
MINIMUM ALLOCATION TO ANY SUB-ACCOUNT       $10
--------------------------------------------------------------------------------
MINIMUM ALLOCATION TO FIXED ACCUMULATION    $10
ACCOUNT                                     Not available under group Contracts.
--------------------------------------------------------------------------------
MINIMUM  ALLOCATION TO FIXED ACCOUNT
GUARANTEE OPTION                            $2,000
                                            Not available under group Contracts.
                                            No  amounts  may be  allocated  to a
                                            guarantee period option, which would
                                            extend   beyond  the  owner's   85th
                                            birthday   or  5  years   after  the
                                            effective  date of the Contract,  if
                                            later.

ALLOCATION DURING RIGHT TO CANCEL PERIOD    No  current  restrictions,  however,
                                            the  Company  reserves  the right to
                                            require that purchase  payment(s) be
                                            allocated   to  the   money   market
                                            Sub-Account    or   to   the   fixed
                                            accumulation  account  option during
                                            the right to cancel period.

Interests in the fixed account options are not securities and are not registered with the Securities and Exchange Commission. Amounts allocated to the fixed account options will receive a stated rate of interest of at least 3% per year. Amounts allocated to the fixed account options and interest credited to the fixed account options are guaranteed by the Company. Interests in the Sub-Accounts are securities registered with the Securities and Exchange Commission. The owner bears the risk of investment gain or loss on amounts allocated to the Sub-Accounts.

PRINCIPAL GUARANTEE PROGRAM

An owner of an individual Contract may elect to have the Company allocate a portion of a purchase payment to the seven-year guaranteed interest rate option such that, at the end of the seven-year guarantee period, that account will grow to an amount equal to the total purchase payment (so long as there are no surrenders or loans from the Contract). The Company determines the portion of the purchase payment that must be allocated to the seven-year guarantee option such that, based on the interest rate then in effect, that account will grow to equal the full amount of the purchase payment after seven years. The remainder of the purchase payment will be allocated according to the owner's instructions. The minimum purchase payment eligible for the principal guarantee program is $5,000.

RENEWAL OF FIXED ACCOUNT GUARANTEE OPTIONS

At the end of a guarantee period, and for 30 days preceding the end of such guarantee period, the owner may elect to allocate the amount maturing to any of the available investment options under the Contract. If the owner does not make a reallocation election, the amount maturing will be allocated to the guarantee period option with the same number of years as the period expiring, or the next shortest period as may be required to comply with the restriction on allocation to guarantee period options as described in the Investment Options--Allocations section on page 26 of this prospectus. If a guarantee period is unavailable due to this restriction, the amount maturing will be allocated to the fixed accumulation account option.

TRANSFERS

During  the   Accumulation   Period,   an  owner  may  transfer   amounts  among
Sub-Accounts, between fixed account options (where available), and/or between Sub-Accounts and fixed account options (where available).

The current restrictions on transfers are as follows:

                                               TAX-QUALIFIED AND NON-TAX-QUALIFIED
---------------------------------------------------------------------------------------------
MINIMUM TRANSFER FROM ANY SUB-ACCOUNT          $500 or balance of Sub-Account, if less
---------------------------------------------------------------------------------------------
MINIMUM TRANSFER FROM FIXED ACCOUNT OPTION     $500 or balance of fixed account option, if
                                               less
---------------------------------------------------------------------------------------------
MINIMUM TRANSFER TO FIXED ACCOUNT GUARANTEE    $2,000
OPTION                                         Not  available  under group  Contracts.  No
                                               amounts may be  transferred  to a guarantee
                                               period  option,  which would extend  beyond
                                               the owner's 85th  birthday or 5 years after
                                               the  effective  date  of the  Contract,  if
                                               later.
---------------------------------------------------------------------------------------------
MAXIMUM  TRANSFER FROM FIXED ACCOUNT OPTION    During any contract year, 20% of the fixed
OTHER THAN FIXED ACCOUNT GUARANTEE OPTION      account option's value as of the most recent
WHICH IS MATURING                              contract anniversary.
---------------------------------------------------------------------------------------------
TRANSFERS FROM FIXED ACCOUNT OPTIONS           o  May not be made prior to first  contract
                                                  anniversary.

                                               o  Amounts  transferred  from fixed account
                                                  options  to  Sub-Accounts   may  not  be
                                                  transferred   back  to   fixed   account
                                                  options  for a period  of 6 months  from
                                                  the date of the original transfer.

A transfer is effective on the Valuation Date during which the Company receives the request for transfer, and will be processed at the Accumulation Unit Value for the end of the Valuation Period in which that Valuation Date occurs.

AUTOMATIC TRANSFER PROGRAMS

During the Accumulation Period, the Company offers the automatic transfer services described below. To enroll in one of these programs, you will need to complete the appropriate authorization form, which you can obtain from the Company by calling 1-800-789-6771.

Currently, the transfer fee does not apply to dollar cost averaging, portfolio rebalancing, or interest sweep transfers, and transfers under these programs will not count toward the twelve transfers permitted under the Contract without a transfer fee charge. However, the Company reserves the right to impose a fee in such amount as the Company may then determine to be reasonable for participation in automatic transfer programs.

SERVICE                 DESCRIPTION            MINIMUM ACCOUNT        LIMITATIONS/NOTES
                                               REQUIREMENTS
---------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING   Automatic transfers    Source of funds must   Dollar cost averaging
THERE ARE RISKS         from the money market  be at least $10,000.   transfers may not be
INVOLVED IN SWITCHING   Sub-Account to any                            made to any of the
BETWEEN INVESTMENTS     other Sub-Account(s),  Minimum transfer per   fixed account
AVAILABLE UNDER THE     or from the fixed      month is $500.  When   options.  The dollar
CONTRACT.  DOLLAR COST  accumulation account   balance of source of   cost averaging
AVERAGING REQUIRES      option (where          funds falls below      transfers will take
REGULAR INVESTMENT      available) to any      $500, entire balance   place on the last
CHANGES REGARDLESS OF   Sub-Account(s), on a   will be allocated      Valuation Date of
FLUCTUATING PRICE       monthly or quarterly   according to dollar    each calendar month
LEVELS AND DOES NOT     basis.                 cost averaging         or quarter as
GUARANTEE PROFITS OR                           instructions.          requested by the
PREVENT LOSSES IN A                                                   owner.
DECLINING MARKET.  YOU
SHOULD CONSIDER YOUR
FINANCIAL ABILITY TO
CONTINUE DOLLAR COST
AVERAGING TRANSFERS
THROUGH PERIODS OF
CHANGING PRICE LEVELS.
---------------------------------------------------------------------------------------------

PORTFOLIO REBALANCING   Automatically          Minimum Account Value  Transfers will take
                        transfer amounts       of $10,000.            place on the last
                        between the                                   Valuation Date of
                        Sub-Accounts and the                          each calendar
                        fixed accumulation                            quarter.  Portfolio
                        account option (where                         rebalancing will not
                        available) to                                 be available if the
                        maintain the                                  dollar cost averaging
                        percentage                                    program or an
                        allocations selected                          interest sweep from
                        by the owner.                                 the fixed
                                                                      accumulation account
                                                                      option is being
                                                                      utilized.
---------------------------------------------------------------------------------------------
INTEREST SWEEP          Automatic transfers    Balance of each fixed  Interest sweep
NOT AVAILABLE UNDER     of the income from     account option         transfers will take
GROUP CONTRACTS.        any fixed account      selected must be at    place on the last
                        option(s) to any       least $5,000.          Valuation Date of
                        Sub-Account(s).        Maximum transfer from  each calendar quarter.
                                               each fixed account
                                               option selected is 20%
                                               of such fixed account
                                               option's value per year.
                                               Amounts transferred under
                                               the interest sweep program
                                               will reduce the 20%
                                               maximum  transfer
                                               amount otherwise allowed.

TELEPHONE TRANSFERS

An owner may place a request for all or part of the Account Value to be transferred by telephone. All transfers must be in accordance with the terms of the Contract. Transfer instructions are currently accepted on each Valuation Date between 9:30 a.m. and 4:00 p.m. Eastern Time at 1-800-789-6771. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day.

The Company will not be liable for complying with telephone instructions that the Company reasonably believes to be genuine, or for any loss, damage, cost or expense in acting on such telephone instructions. The owner or person with the right to control payments will bear the risk of such loss. The Company will employ reasonable procedures to determine that telephone instructions are genuine. If the Company does not employ such procedures, the Company may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions.

TERMINATION OF TRANSFER PROGRAMS

The owner may terminate any of the automatic transfer programs at any time, but must give the Company at least 30 days notice to change any automatic transfer instructions that are already in place. Termination and change instructions will be accepted by telephone at 1-800-789-6771. The Company may terminate, suspend or modify any aspect of the transfer programs described above without prior notice to owners, as permitted by applicable law. The Company may also impose an annual fee or increase the current annual fee, as applicable, for any of the foregoing services in such amount(s) as the Company may then determine to be reasonable for participation in the service.

SURRENDERS

An owner may surrender a Contract either in full or in part during the Accumulation Period. The restrictions and charges on surrenders are as follows:

                                                    TAX-QUALIFIED          NON-TAX-QUALIFIED
---------------------------------------------------------------------------------------------
MINIMUM AMOUNT OF PARTIAL SURRENDER                                        $500
---------------------------------------------------------------------------------------------
MINIMUM REMAINING ACCOUNT VALUE AFTER PARTIAL                              $500
SURRENDER
---------------------------------------------------------------------------------------------
AMOUNT AVAILABLE FOR SURRENDER (valued as of        Account Value subject  Account Value
end of Valuation Period in which request for        to tax law or          subject to employer
surrender is received by the Company)               employer plan plan     restrictions on
                                                    restrictions on        withdrawals
                                                    withdrawals
---------------------------------------------------------------------------------------------
TAX PENALTY FOR EARLY WITHDRAWAL                    Up to 10% of Account Value before age 59 1/2
---------------------------------------------------------------------------------------------
CONTRACT MAINTENANCE FEE ON FULL SURRENDER          $40
---------------------------------------------------------------------------------------------

A full surrender will terminate the Contract. Partial surrenders are withdrawn proportionally from all Sub-Accounts and fixed account options in which the Contract is invested on the date the Company receives the surrender request unless the owner requests that the surrender be withdrawn from a specific investment option. A surrender is effective on the Valuation Date during which the Company receives the request for surrender, and will be processed at the Accumulation Unit Value for the end of the Valuation Period in which that Valuation Date occurs. Payment of a surrendered amount may be delayed if the amount surrendered was paid to the Company by a check that has not yet cleared. Surrenders from a fixed account option may be delayed for up to six months after receipt of a surrender request as allowed by state law. Surrenders from the Sub-Accounts may be delayed during any period the New York Stock Exchange is closed or trading is restricted, or when the Securities and Exchange Commission either: (1) determines that there is an emergency which prevents valuation or disposal of securities held in the Separate Account; or (2) permits a delay in payment for the protection of security holders.

SYSTEMATIC WITHDRAWAL

During the Accumulation Period, an owner may elect to automatically withdraw money from the Contract. The Account Value must be at least $10,000 in order to make a systematic withdrawal election. The minimum monthly amount that can be withdrawn is $100. The owner may begin or discontinue systematic withdrawals at any time by request to the Company, but at least 30 days notice must be given to change any systematic withdrawal instructions that are currently in place. The Company reserves the right to discontinue offering systematic withdrawals at any time. Currently, the Company does not charge a fee for systematic withdrawal services. However, the Company reserves the right to impose an annual fee in such amount as the Company may then determine to be reasonable for participation in the systematic withdrawal program.

Before electing a systematic withdrawal program, you should consult with a financial Advisor. Systematic withdrawal is similar to annuitization, but will result in different taxation of payments and potentially different amount of total payments over the life of the Contract than if annuitization were elected.

CONTRACT LOANS

The Company may make loans to owners of tax-qualified Contracts. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved to the fixed accumulation account option and earn a fixed rate of interest applicable to loan collateral. Loan amounts and repayment requirements are subject to provisions of the Internal Revenue Code, and default on a loan will result in a taxable event. You should consult a tax Advisor prior to exercising loan privileges. Loan provisions are described in the loan endorsement to the Contract.

A loan, whether or not repaid, will have a permanent effect on the Account Value of a Contract because the collateral cannot be allocated to the Sub-Accounts or fixed account guarantee periods. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on collateral while the loan is outstanding, the Account Value will not increase as rapidly as it would if no loan were outstanding. If investment results are below that rate, the Account Value will be higher than it would have been if no loan had been outstanding.

TERMINATION

The Company reserves the right to terminate any Contract at any time during the Accumulation Period if the Account Value is less than $500. In that case, the Contract will be involuntarily surrendered and the Company will pay the owner the amount, which would be due the owner on a full surrender. A group Contract may be terminated on 60 days advance notice, in which case participants will be entitled to continue their interests on a deferred, paid-up basis, subject to the Company's involuntary surrender right as described above.

BENEFIT PAYMENT PERIOD
--------------------------------------------------------------------------------

ANNUITY BENEFIT

An owner may designate the date that annuity payments will begin, and may change the date up to 30 days before annuity payments are scheduled to begin. Unless the Company agrees otherwise, the first day of a Benefit Payment Period in which annuity payments are paid cannot be later than the contract anniversary following the 85th birthday of the eldest owner, or five years after the effective date of the Contract, whichever is later.

The amount applied to a settlement option will be the Account Value as of the end of the Valuation Period immediately preceding the first day of the Benefit Payment Period. The owner may select any form of settlement option, which is currently available. The standard forms of settlement options are described in the Settlement Options section beginning on page 31 of this prospectus.

If the owner has not previously made an election as to the form of settlement option, the Company will contact the owner to ascertain the form of settlement option to be paid. If the owner does not select a settlement option, such as a specific fixed dollar benefit payment, a variable dollar benefit payment, or a combination of a variable and fixed dollar benefit payment, the Company will apply the Account Value to a fixed dollar benefit for the life of the annuitant with 120 monthly payments assured, as described in the Settlement Options section beginning on page 31 of this prospectus.

DEATH BENEFIT

A death benefit will be paid under a Contract if the owner dies during the Accumulation Period. If a surviving spouse becomes a successor owner of the Contract, the death benefit will be paid on the death of the successor owner if he or she dies during the Accumulation Period.

The death benefit will be an amount equal to the larger of the following two amounts:

o     The Account Value on the Death Benefit Valuation Date
o     The total purchase payment(s) less any partial surrenders


Any applicable premium tax or other taxes not previously deducted, and any outstanding loans will be deducted from the death benefit amount described above.

An owner may elect the form of payment of the death benefit at any time before his or her death. The form of payment may be a lump sum, or any available form of settlement option. The standard forms of settlement options are described in the Settlement Options section beginning on page 31 of this prospectus. If the owner does not make an election as to the form of death benefit, the beneficiary may make an election within one year after the owner's death. If no election as to form of settlement option is made; the Company will apply the death benefit to a fixed dollar benefit for a period certain of 48 months. The first day of the Benefit Payment Period in which a death benefit is paid may not be more than one year after the owner's death; the day a death benefit is paid in a lump sum may not be more than five years after the owner's date of death.

SETTLEMENT OPTIONS

When a Contract is annuitized, or when a death benefit is applied to a settlement option, the Account Value or the death benefit, as the case may be, is surrendered to the Company in exchange for a promise to pay a stream of benefit payments for the duration of the settlement option selected. Benefit payments may be calculated and paid: (1) as a variable dollar benefit; (2) as a fixed dollar benefit; or (3) as a combination of both. The stream of payments, whether variable dollar or fixed dollar, is an obligation of the Company's general account. However, only the amount of fixed dollar benefit payments is guaranteed by the Company. The owner (or payee) bears the risk that any variable dollar benefit payment may be less than the initial variable dollar benefit payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently. Transfers between a variable dollar benefit and a fixed dollar benefit are not permitted, but transfers of Benefit Units among Sub-Accounts are permitted once each 12 months after a variable dollar benefit has been paid for at least 12 months. The formulas for transferring Benefit Units among Sub-Accounts during the Benefit Payment Period are set forth in the statement of additional information.

FORM OF SETTLEMENT OPTION

The Company will make periodic payments in any form of settlement option that is acceptable to it at the time of an election. The standard forms of settlement options are described below. Payments under any settlement option may be in monthly, quarterly, semi-annual or annual payment intervals. If the amount of any regular payment under the form of settlement option elected would be less than $50, an alternative form of settlement option will have to be elected. The Company, in its discretion, may require benefit payments to be made by direct deposit or wire transfer to the account of a designated payee.

The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the change. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option, the settlement option may not be changed or commuted.

The dollar amount of benefit payments will vary with the frequency of the payment interval and the duration of the payments. Generally, each payment in a stream of payments will be lesser in amount as the frequency of payments increases, or as the length of the payment period increases, because more payments will be paid. For life contingent settlement options, each payment in the stream of payments will generally be lesser in amount as the life expectancy of the annuitant or beneficiary increases because more payments are expected to be paid.

INCOME FOR A FIXED PERIOD: The Company will make periodic payments at the end of each payment interval for a fixed period of 5 to 30 years. (Periods of 1-4 years are available for death benefit settlement options only.)

LIFE ANNUITY WITH PAYMENTS FOR AT LEAST A FIXED PERIOD: The Company will make periodic payments at the beginning of each payment interval for a fixed period, or until the death of the person on whose life benefit payments are based if he or she lives longer than the fixed period.

JOINT AND ONE-HALF SURVIVOR ANNUITY: The Company will make periodic payments at the beginning of each payment interval until the death of the primary person on whose life benefit payments are based; thereafter, the Company will make one-half of the periodic payment until the death of the secondary person on whose life benefit payments are based.

LIFE ANNUITY: The Company will make periodic payments at the beginning of each payment interval until the death of the person on whose life benefit payments are based.

CALCULATION OF FIXED DOLLAR BENEFIT PAYMENTS

Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value which the Company is currently paying for settlement options of that type. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.


The Company guarantees minimum fixed dollar benefit payment factors based on 1983 annuity mortality tables for individuals or groups, as applicable, with interest at 3% per year, compounded annually. For group Contracts, individual tax-qualified Contracts and individual non-tax-qualified Internal Revenue Code ("IRC") Section 457 Contracts, the Company uses tables for blended lives (60% female/40% male). For individual non-tax-qualified Contracts, except IRC Section 457, the Company uses tables for male and female lives. Where required by state law, the Company uses blended tables for all Contracts. The minimum monthly payments per $1,000 of value for the Company's standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

CALCULATION OF VARIABLE DOLLAR BENEFIT PAYMENTS

The first variable dollar benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company's minimum guaranteed settlement option factors, reduced by a pro rata portion of the contract maintenance fee, equal to the amount of the fee divided by the number of payments to be made over a 12-month period.

The amount of each subsequent variable dollar benefit payment will reflect the investment performance of the Sub-Account(s) selected and may vary from payment to payment. For example, because the first benefit payment includes a 3% rate of interest, subsequent benefit payments will be less than the first payment if the net investment performance of the applicable Sub Account is less than 3%.

The amount of each subsequent payment is the sum of the payment due for each Sub-Account selected, less a pro rata portion of the contract maintenance fee, as described above. The payment due for a Sub-Account equals the shares for that Sub-Account, which are the Benefit Units, times their value, which is the Benefit Unit Value for that Sub-Account as of the end of the fifth Valuation Period preceding the due date of the payment.

The number of Benefit Units for each Sub-Account selected is determined by allocating the amount of the first variable dollar benefit payment (before deduction of the pro rata portion of the contract maintenance fee) among the Sub-Account(s) selected in the percentages indicated by the owner (or payee). The dollar amount allocated to a Sub-Account is divided by the Benefit Unit Value for that Sub-Account as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Sub-Account at each payment interval. The number of Benefit Units for each Sub-Account remains fixed during the Benefit Payment Period, except as a result of any transfers among Sub-Accounts. An explanation of how Benefit Unit Values are calculated is included in the Glossary of Financial Terms on page 37 of this prospectus.

FEDERAL TAX MATTERS
------------------------------------------------------------------------------

This section provides a general description of federal income tax considerations relating to the Contracts. The purchase of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the statement of additional information. State taxation will vary depending on the State, in which you reside, and is not discussed in this prospectus or in the statement of additional information.

The tax information provided in the prospectus and statement of additional information should not be used as tax advice. Federal income tax laws are subject to interpretation by the IRS and may be changed by future legislation. You should consult a competent tax Advisor to discuss how current tax laws affect your particular situation.

TAX DEFERRAL ON ANNUITIES

Internal  Revenue  Code  ("IRC")  Section 72 governs  taxation of  annuities  in general. The income earned during the Accumulation Period of a Contract is generally not includable in income until it is withdrawn. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section
72. These requirements are discussed in the statement of additional information. In addition, tax deferral is generally not available for a Contract when the owner is not a natural person unless the Contract is part of a tax-qualified plan or the owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as owner of the Contract will generally be taxed currently on any increase in the Account Value, although the plan may provide a tax deferral to the participating employee. For a group nonqualified Contract where the owner has no rights over the separate interests, this rule is applied to each participant who is not a natural person.

TAX-QUALIFIED PLANS

Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under other IRC provisions governing tax-qualified retirement plans. These provisions include IRC Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (individual retirement annuities), and 457(g) (governmental deferred compensation). [In some cases, tax-deferral may be available under these IRC Sections without the use of an annuity. Please consult your registered representative.] Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to a non-tax-qualified Contract are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to non-tax-qualified Contracts. These restrictions may be imposed by the IRC or by an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

INDIVIDUAL RETIREMENT ANNUITIES

IRC Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". Under applicable limitations, certain amounts may be contributed to an IRA that are deductible from an individual's gross income. Employers also may establish a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) to provide IRA contributions on behalf of their employees.

ROTH IRAS

IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions are not deductible. Tax-free distributions may be made after five years once the owner attains age 59 1/2, becomes disabled, or dies, or for qualified first-time homebuyer expenses.

TAX-SHELTERED ANNUITIES

IRC 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, religious, educational and scientific organizations described in IRC Section 501(c)(3). These qualifying employers may make contributions to the Contracts for the benefit of their employees. Subject to certain limits, such contributions are not includable in the gross income of the employee until the employee receives distributions under the Contract. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, separates from service, becomes disabled, incurs a hardship, or dies.

TEXAS OPTIONAL RETIREMENT PROGRAM

The Texas Optional Retirement Program ("ORP") provides for the purchase of tax-sheltered annuities with fixed employer and employee contributions. Under
Section 830.105 of the Texas Government Code, amounts cannot be distributed from a Contract issued under the ORP until the employee terminates employment from all Texas public institutions of higher education, retires, attains age 70 1/2, or dies. Section 830.205 of the Texas Government Code provides that employer-provided ORP benefits vest after one year of participation. Accordingly, no distribution can be made without written certification from the employer of the ORP participant's vesting status and, if the participant is living and under age 70 1/2, the participant's retirement or other termination from employment.

PENSION AND PROFIT SHARING PLANS

IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of annuity contracts to accumulate retirement savings under the plans. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract for their specific needs.

GOVERNMENTAL DEFERRED COMPENSATION PLANS

State and local government employers may purchase annuity contracts to fund deferred compensation plans for the benefit of their employees under IRC Section 457(g).

NONQUALIFIED DEFERRED COMPENSATION PLANS

Governmental and other tax-exempt employers may invest in annuity contracts in connection with nonqualified deferred compensation plans established for the benefit of their employees under IRC Section 457 (other than 457(g)). Other employers may invest in annuity contracts in connection with nonqualified deferred compensation plans established for the benefit of their employees. In most cases, these plans are designed so that contributions made for the benefit of the employees generally will not be includable in the employees' gross income until distributed from the plan. In these situations, the Contract is usually owned by the employer and is subject to the claims of its general creditors.

SUMMARY OF INCOME TAX RULES

The  following   chart   summarizes   the  basic  income  tax  rules   governing
tax-qualified and non-tax-qualified Contracts:

-----------------------------------------------------------------------------------------------
                       TAX-QUALIFIED PLANS                 BASIC NON-TAX-QUALIFIED CONTRACTS
                       NONQUALIFIED DEFERRED COMPENSATION
                       PLANS
-----------------------------------------------------------------------------------------------
PLAN TYPES             o  IRC ss.401 (Pension and Profit   o  IRCss.72 only
                          Sharing)
                       o  IRC ss.403 (Tax-Sheltered
                          Annuities)
                       o  IRCss.408 (IRA, SIMPLE IRA)
                       o  IRCss.408A (Roth IRA)
                       o  IRCss.457
                       o  Nonqualified Deferred
                          Compensation
-----------------------------------------------------------------------------------------------
WHO MAY PURCHASE       Natural person, employer, or        Anyone.  Non-natural person may
CONTRACT               employer plan.  Nonqualified        purchase but will generally lose
                       deferred compensation plans will    tax-deferred status.
                       generally lose tax-deferred status.
-----------------------------------------------------------------------------------------------
TAXATION OF SURRENDERS If there is an after-tax            Account Value in excess of
                       "investment in the contract," a     investment in the contract is
                       pro rata portion of amount          taxable.  Generally, the
                       surrendered is taxable based on     "investment in the contract" will
                       ratio of "investment in the         equal the sum of all purchase
                       contract" to Account Value.         payments.  Surrenders are deemed
                       Usually, 100% of distributions      to come from earnings first, and
                       from a qualified plan will be       purchase payments last.
                       taxed because there was no
                       after-tax contribution and          For a Contract purchased as part
                       therefore no "investment in the     of an IRC Section 1035 exchange
                       contract."  Qualified               which includes contributions made
                       distributions from ss.408A Roth     before August 14, 1982 ("pre-TEFRA
                       IRA may be completely tax-free.     contributions") partial
                                                           withdrawals are not taxable until
                       Surrenders prior to age 59 1/2      the pre-TEFRA contributions have
                       may be subject to 10% or greater    been returned.
                       tax penalty depending on the type
                       of qualified plan.                  The taxable portion of any
                                                           surrenders prior to age 59 1/2 may be
                       Surrenders from tax-qualified       subject to a 10% tax penalty.
                       Contracts may be restricted by the
                       Internal Revenue Code or by the
                       terms of a retirement plan.
-----------------------------------------------------------------------------------------------
TAXATION OF BENEFIT    May vary depending on type of settlement  option  selected, but
PAYMENTS (ANNUITY      generally,  for fixed dollar benefit payments,  a pro rata portion of
BENEFIT  PAYMENTS OR   each  payment  equal to [100% -  (investment  in contract/total expected
DEATH BENEFIT          payments)] is subject to income tax. For variable  dollar benefit
PAYMENTS)              payments,  a specific dollar amount of each payment is taxable, as
                       predetermined   by  a  pro  rata  formula,   rather  than
                       subjecting a percentage of each payment to taxation. Once
                       the  investment in the contract has been  recovered,  the
                       full amount of each benefit payment is taxable. Qualified
                       distributions  from a ss.408A Roth IRA may be  completely
                       tax-free.
-----------------------------------------------------------------------------------------------
TAXATION  OF LUMP SUM  Taxed to recipient generally in same manner as full surrender. Tax
DEATH BENEFIT PAYMENT  penalties do not apply to death benefit distributions.
-----------------------------------------------------------------------------------------------
ASSIGNMENT OF          Assignment and transfer of          Generally, deferred earnings
CONTRACT/TRANSFER OF   ownership generally not permitted.  become taxable to transferor at
OWNERSHIP                                                  time of transfer and transferee
                                                           receives an investment in the
                                                           contract equal to the Account
                                                           Value at that time.  Gift tax
                                                           consequences not discussed herein.
-----------------------------------------------------------------------------------------------
WITHHOLDING            Eligible rollover distributions     Generally, payee may elect to have
                       from ss.401 and ss.403(b)           taxes withheld or not.
                       Contracts subject to 20% mandatory
                       withholding on taxable portion
                       unless direct rollover.  Section
                       457 plan benefits and nonqualified
                       deferred compensation plan
                       benefits subject to wage
                       withholding.  For all other
                       payments, payee may elect to have
                       taxes withheld or not.
-----------------------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS
--------------------------------------------------------------------------------

The following financial terms explain how the variable portion of the Contracts is valued. Read these terms in conjunction with the Definitions on page 4 of this prospectus.

ACCUMULATION UNIT VALUE: The initial Accumulation Unit Value for each Sub-Account other than the money market Sub-Account was set at $10. The initial Accumulation Unit Value for the money market Sub-Account was set at $1. The initial Accumulation Unit Value for a Sub-Account was established at the inception date of the Separate Account, or on the date the Sub-Account was established, if later. The Company establishes distinct Accumulation Unit Values for Contracts with different Separate Account fee structures, as described in the Fee Table.

After the initial Accumulation Unit Value is established, the Accumulation Unit Value for a Sub-Account at the end of each Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Sub-Account for the current Valuation Period.

A Net Investment Factor of 1 produces no change in the Accumulation Unit Value for that Valuation Period. A Net Investment Factor of more than 1 or less than 1 produces an increase or a decrease, respectively, in the Accumulation Unit Value for that Valuation Period.

BENEFIT UNIT VALUE: The initial Benefit Unit Value for a Sub-Account will be set equal to the Accumulation Unit Value for that Sub-Account at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. The Company will establish distinct Benefit Unit Values for Contracts with different Separate Account fee structures, as described in the Fee Table.

The Benefit Unit Value for a Sub-Account at the end of each Valuation Period after the first is the Benefit Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Sub-Account for the current Valuation Period, and multiplied by a daily investment factor (0.99991789) for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate (3% per year, compounded annually) which is already incorporated in the stream of variable dollar benefit payments.

NET INVESTMENT FACTOR: The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing NAV2 by NAV1 and subtracting a factor representing the mortality and expense risk charge and the administration charge deducted from the Sub-Account during that Valuation Period, where:

NAV1 is equal to the Net Asset Value for the Portfolio for the preceding Valuation Period; and

NAV2 is equal to the Net Asset Value for the Portfolio for the current Valuation Period plus the per share amount of any dividend or net capital gain distributions made by the Portfolio during the current Valuation Period, and plus or minus a per share charge or credit if the Company adjusts its tax reserves due to investment operations of the Sub-Account or changes in tax law.

In other words, the Net Investment Factor represents the percentage change in the total value of assets invested by the Separate Account in a Portfolio. That percentage is then applied to Accumulation Unit Values and Benefit Unit Values as described in the discussion of those terms in this section of the prospectus.

THE REGISTRATION STATEMENT
------------------------------------------------------------------------------

The Company filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as an annual amendment to the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C., and may also be accessed at the Securities and Exchange Commission's Web site http://www.sec.gov. The registration number for the Registration Statement is 333-51955.

OTHER INFORMATION
------------------------------------------------------------------------------

LEGAL PROCEEDINGS

The Company is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to the Company's assets or the Separate Account. There are no pending legal proceedings against the Separate Account or AAG Securities, Inc.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

A statement of additional information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the statement of additional information:

                                                                            Page

ANNUITY INVESTORS LIFE INSURANCE COMPANY(REGISTERED)..........................3
General Information and History...............................................3
State Regulation..............................................................3

SERVICES......................................................................3
      Safekeeping of Separate Account Assets..................................3
      Records and Reports.....................................................3
      Experts.................................................................3

DISTRIBUTION OF THE CONTRACTS.................................................3

CALCULATION OF PERFORMANCE INFORMATION........................................4
      Money Market Sub-Account Standardized Yield Calculation.................4
      Average Annual Total Return Calculation.................................5
Cumulative Total Return Calculation...........................................5
      Standardized Average Annual Total Return Data...........................6
      Non-Standardized Average Annual Total Return Data.......................8
      Other Performance Measures..............................................9

BENEFIT UNITS--TRANSFER FORMULAS..............................................10

FEDERAL TAX MATTERS...........................................................11
      Taxation of Separate Account Income.....................................11
      Tax Deferred Status of Non-Qualified Contracts..........................11

FINANCIAL STATEMENTS..........................................................12

Copies of the statement of additional information dated May 1, 2000 are available without charge. To request a copy, please clip this coupon on the dotted line below, enter your name and address in the spaces provided below, and mail to: Annuity Investors Life Insurance Company(REGISTERED), P.O. Box 5423, Cincinnati, Ohio 45201-5423.


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